1933 Act Registration No. 333-

                        UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                                     Washington, D.C.  20549

                                           Form N-14AE

                                REGISTRATION STATEMENT UNDER THE
                                     SECURITIES ACT OF 1933

[ ]      Pre-Effective                                [ ] Post-Effective
         Amendment No.                                    Amendment No.

                        KEYSTONE GROWTH AND INCOME FUND (S-1)
                 (Exact Name of Registrant as Specified in Charter)

                   Area Code and Telephone Number: (617) 210-3200

                                 200 Berkeley Street
                            Boston, Massachusetts  02116
                         -----------------------------------
                      (Address of Principal Executive Offices)

                            Rosemary D. Van Antwerp, Esq.
                       Keystone Investment Management Company
                                 200 Berkeley Street
                            Boston, Massachusetts  02116
                      -----------------------------------------
                       (Name and Address of Agent for Service)

                          Copies of All Correspondence to:
                               Robert N. Hickey, Esq.
                              Sullivan & Worcester LLP 1025 Connecticut  Avenue,
                            N.W.
                               Washington, D.C.  20036

         Approximate date of proposed public offering: As soon as possible after the effective date of this Registration Statement.

         The Registrant has registered an indefinite amount of securities under the Securities Act of 1933 pursuant to Section 24(f) under the Investment Company Act of 1940 (File No. 2-10661); accordingly, no fee is payable herewith. Pursuant to Rule 429, this Registration Statement relates to the aforementioned registration on Form N-1A. A Rule 24f-2 Notice for the Registrant's fiscal year ended August 31, 1997 was filed with the Commission on or about October 31, 1997.

         It is proposed that this filing will become effective on January 2, 1998 pursuant to Rule 488 of the Securities Act of 1933.

                                     KEYSTONE GROWTH AND INCOME FUND (S-1)

                                             CROSS REFERENCE SHEET

               Pursuant to Rule 481(a) under the Securities Act of 1933


                                              Location in Prospectus/Proxy
Item of Part A of Form N-14                                           Statement

1.       Beginning of Registration            Cross Reference Sheet; Cover
         Statement and Outside                Page
         Front Cover Page of
         Prospectus

2.       Beginning and Outside                Table of Contents
         Back Cover Page of
         Prospectus

3.       Fee Table, Synopsis and              Comparison of Fees and
         Risk Factors                         Expenses; Summary; Comparison
                                              of Investment Objectives and
                                              Policies; Risks

4.       Information About the                Summary; Reasons for the
         Transaction                          Reorganization; Comparative
                                              Information on Shareholders'
                                              Rights; Exhibit A (Agreement
                                              and Plan of Reorganization)

5.       Information about the                Cover Page; Summary; Risks;
         Registrant                           Comparison of Investment
                                              Objectives and Policies;
                                              Comparative Information on
                                              Shareholders' Rights;
                                              Additional Information

6.       Information about the                Cover Page; Summary; Risks;
         Company Being Acquired               Comparison of Investment
                                              Objective and Policies;
                                              Comparative Information on
                                              Shareholders' Rights;
                                              Additional Information

7.       Voting Information                   Cover Page; Summary; Voting
                                              Information Concerning the
                                              Meeting

8.       Interest of Certain                  Financial Statements and
         Persons and Experts                  Experts; Legal Matters

9.       Additional Information               Inapplicable
         Required for Reoffering
         by Persons Deemed to be
         Underwriters

Item of Part B of Form N-14

10.      Cover Page                           Cover Page

11.      Table of Contents                    Omitted

12.      Additional Information               Statement of Additional
         About the Registrant                 Information of Keystone Growth
                                              and Income Fund (S-1) dated
                                              December ___, 1997

13.      Additional Information               Statement of Additional
         about the Company Being              Information of Blanchard Funds
         Acquired                             - Blanchard Growth & Income
                                              Fund dated February 28, 1997

14.      Financial Statements                 Financial Statements dated
                                              August 31, 1997 of Keystone
                                              Growth and Income Fund (S-1);
                                              Financial Statements of
                                              Blanchard Growth & Income Fund
                                              dated October 31, 1997

Item of Part C of Form N-14
                                              Incorporated by Reference to
15.      Indemnification                      Part A Caption - "Comparative
                                              Information on Shareholders'
                                              Rights - Liability and
                                              Indemnification of Trustees"

16.      Exhibits
                                              Item 16.          Exhibits

17.      Undertakings                         Item 17.          Undertakings

                                                BLANCHARD FUNDS
                                        BLANCHARD GROWTH & INCOME FUND
                                           FEDERATED INVESTORS TOWER
                                      PITTSBURGH, PENNSYLVANIA 15222-3779

January 5, 1998

Dear Shareholder,

I am writing to shareholders of the Blanchard Growth & Income Fund, a series of Blanchard Funds (the "Fund"), to inform you of a Special Shareholders' meeting to be held on February 20, 1998. Before that meeting, I would like your vote on the important issues affecting your Fund as described in the attached Prospectus/Proxy Statement.

The Prospectus/Proxy Statement includes three proposals. The first proposal requests that shareholders consider the withdrawal by the Fund of its investment in Growth and Income Portfolio, in order to permit the current two-tier structure of the Fund to be replaced, temporarily, by a one-tier structure common to most mutual funds.

         The second proposal requests that shareholders consider and act upon an Agreement and Plan of Reorganization whereby all of the assets of the Fund would be acquired by Keystone Growth and Income Fund (S-1) in exchange for Class A shares of Keystone Growth and Income Fund (S-1) and the assumption by Keystone Growth and Income Fund (S-1) of certain liabilities of the Fund. You will receive shares of Keystone Growth and Income Fund (S-1) having an aggregate net asset value equal to the aggregate net asset value of your Fund shares. Details about Keystone Growth and Income Fund (S-1)'s investment objective, portfolio management team, performance, etc. are contained in the attached Prospectus/Proxy Statement. The transaction is a non-taxable event for shareholders.

The third and final proposal requests shareholder consideration of an Interim Investment Advisory Agreement between the Fund and Virtus Capital Management, Inc. Information relating to the Interim Investment Advisory Agreement is contained in the attached Prospectus/Proxy
Statement.

The Board of Trustees has unanimously approved the proposals and recommends that you vote FOR these proposals.

I realize that this Prospectus/Proxy Statement will take time to review, but your vote is very important. Please take the time to familiarize yourself with the proposals presented and sign and return your proxy card in the enclosed postage-paid envelope today.

If we do not receive your completed proxy card after several weeks, you may be contacted by our proxy solicitor, Shareholder Communications Corporation, who will remind you to vote your shares.

Thank you for taking this matter seriously and participating in this important process.

Sincerely,

[Name]
[Title]
Blanchard Funds

                [SUBJECT TO COMPLETION, DECEMBER 3, 1997 PRELIMINARY COPY]


                                                BLANCHARD FUNDS
                                        BLANCHARD GROWTH & INCOME FUND
                                           FEDERATED INVESTORS TOWER
                                      PITTSBURGH, PENNSYLVANIA 15222-3779

                                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                        TO BE HELD ON FEBRUARY 20, 1998


         Notice is hereby given that a Special Meeting (the "Meeting") of Shareholders of Blanchard Growth & Income Fund, a series of Blanchard Funds ("Growth & Income"), will be held at the offices of the Evergreen Funds, 200 Berkeley Street, 26th Floor, Boston, Massachusetts 02116, on February 20, 1998 at 2:00 p.m. for the following purposes:

         1. To consider and act upon the proposal whereby Growth & Income would withdraw its investment in Growth and Income Portfolio.

         2. To consider and act upon the Agreement and Plan of Reorganization (the "Plan") dated as of November 26, 1997, providing for the acquisition of all of the assets of Growth & Income by the Keystone Growth and Income Fund (S-1), a series of Evergreen Equity Trust, ("Keystone Growth and Income") in exchange for shares of Keystone Growth and Income and the assumption by Keystone Growth and Income of certain identified liabilities of Growth & Income. The Plan also provides for distribution of such shares of Keystone Growth and Income to shareholders of Growth & Income in liquidation and subsequent termination of Growth & Income. A vote in favor of the Plan is a vote in favor of the liquidation and dissolution of Growth & Income.

         3. To consider and act upon the Interim Management Contract between Growth & Income and Virtus Capital
Management, Inc.

         4. To transact any other business which may properly come before the Meeting or any adjournment or adjournments thereof.

         The Trustees of Blanchard Funds on behalf of Blanchard Growth & Income Fund have fixed the close of business on December 26, 1997 as the record date for the determination of shareholders of Growth & Income entitled to notice of and to vote at the Meeting or any adjournment thereof.

         IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND IN PERSON ARE URGED WITHOUT DELAY TO SIGN AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE, SO THAT THEIR SHARES MAY BE REPRESENTED AT THE MEETING. YOUR PROMPT ATTENTION TO THE ENCLOSED PROXY WILL HELP TO AVOID THE EXPENSE OF FURTHER SOLICITATION.

                                       By Order of the Board of Trustees

                                                              John W. McGonigle
                                                              Secretary

January 5, 1998

                                    INSTRUCTIONS FOR EXECUTING PROXY CARDS

         The following general rules for signing proxy cards may be of assistance to you and may help to avoid the time and expense involved in validating your vote if you fail to sign your proxy card(s) properly.

         1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the Registration on the proxy card(s).

         2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the Registration on the proxy card(s).

         3. ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card(s) should be indicated unless it is reflected in the form of Registration. For example:

REGISTRATION                                     VALID SIGNATURE

CORPORATE
ACCOUNTS
(1)  ABC Corp.                                   ABC Corp.
(2)  ABC Corp.                                   John Doe, Treasurer
(3)  ABC Corp.
c/o John Doe, Treasurer                          John Doe, Treasurer
(4)  ABC Corp. Profit Sharing Plan               John Doe, Trustee
TRUST ACCOUNTS
(1)  ABC Trust                                   Jane B. Doe, Trustee
(2)  Jane B. Doe, Trustee                        Jane B. Doe
u/t/d 12/28/78
CUSTODIAL OR ESTATE ACCOUNTS
(1)  John B. Smith, Cust.                        John B. Smith
f/b/o John B. Smith, Jr. UGMA
(2)  John B. Smith, Jr.                          John B. Smith, Jr.,
                                                 Executor

                    PROSPECTUS/PROXY STATEMENT DATED JANUARY 5, 1998

                                Acquisition of Assets of

                             BLANCHARD GROWTH & INCOME FUND
                                       a series of
                                     Blanchard Funds
                                Federated Investors Tower
                           Pittsburgh, Pennsylvania 15222-3779

                            By and in Exchange for Shares of

                          KEYSTONE GROWTH AND INCOME FUND (S-1)
                                       a series of
                                 Evergreen Equity Trust
                                   200 Berkeley Street
                              Boston, Massachusetts  02116

         This Prospectus/Proxy Statement is being furnished to shareholders of Blanchard Growth & Income Fund ("Growth & Income") in connection with the proposal whereby Growth & Income would (i) withdraw its investment in the Growth and Income Portfolio (the "Portfolio"), thereby replacing Growth & Income's current two-tier structure with a one-tier structure currently used by Keystone Growth and Income Fund (S-1) ("Keystone Growth and Income") (hereinafter referred to as the "Restructuring"); and (ii) all of the assets of Growth & Income would be acquired by Keystone Growth and Income in exchange for shares of Keystone Growth and Income and the assumption by Keystone Growth and Income of certain identified liabilities of Growth & Income (hereinafter referred to as the "Reorganization").

         Unlike many other mutual funds, including Keystone Growth and Income, which directly acquire and manage their own portfolios of securities, Growth & Income seeks to achieve its investment objective by investing all of its assets in the Portfolio, which is a separate registered investment company with an identical investment objective to that of Growth & Income.

         The Restructuring and a proposed Agreement and Plan of Reorganization (the "Plan") are being submitted to shareholders of Growth & Income for consideration at a Special Meeting of Shareholders to be held on February 20, 1998 at 2:00 p.m. at the offices of the Evergreen Funds, 200 Berkeley Street, Boston, Massachusetts 02116, and any adjournments thereof (the "Meeting").

         Keystone Growth and Income and Growth & Income are sometimes hereinafter referred to individually as the "Fund" and collectively as the "Funds." Following the Reorganization, shares of Keystone Growth and Income will be distributed to shareholders of Growth & Income in liquidation of Growth & Income and such Fund will be terminated. Holders of shares of Growth & Income will receive Class A shares of Keystone Growth and Income having the same Rule 12b-1 distribution-related fees as the shares of Growth & Income held by such holders prior to the Reorganization. No initial sales charge will be imposed in connection with Class A shares of Keystone Growth and Income received by holders of shares of Growth & Income. As a result of the proposed Reorganization, shareholders of Growth & Income will receive that number of full and fractional shares of Keystone Growth and Income having an aggregate net asset value equal to the aggregate net asset value of such shareholder's shares of Growth & Income. The Reorganization is being structured as a tax-free reorganization for federal income tax purposes.

         Keystone Growth and Income is a separate series of Evergreen Equity Trust, an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). Keystone Growth and Income seeks the best possible growth of capital and long-term growth of income. Such investment objective is substantially similar to that of Growth & Income which seeks long-term capital appreciation and dividend income.

         Shareholders of Growth & Income are also being asked to approve the Interim Management Contract with Virtus Capital Management, Inc., a subsidiary of First Union Corporation ("Virtus"), (the "Interim Advisory Agreement") with the same terms and fees as the previous advisory agreement between Growth & Income and Virtus. The Interim Advisory Agreement will be in effect for the period of time between November 28, 1997, the date on which the merger of Signet Banking Corporation with and into a wholly-owned subsidiary of First Union Corporation was consummated, and the date of the Reorganization (scheduled for on or about February 27, 1998).

         This Prospectus/Proxy Statement, which should be retained for future reference, sets forth concisely the information about Keystone Growth and Income that shareholders of Growth & Income should know before voting on the Reorganization. Certain relevant documents listed below, which have been filed with the Securities and Exchange Commission ("SEC"), are incorporated in whole or in part by reference. A Statement of Additional Information dated January 5, 1998, relating to this Prospectus/Proxy Statement and the Reorganization which includes the financial statements of Keystone Growth and Income dated August 31, 1997 and Growth & Income dated October 31, 1997, has been filed with the SEC and is incorporated by reference in its entirety into this Prospectus/Proxy Statement. A copy of such Statement of Additional Information is available upon request and without charge by writing to Keystone Growth and Income at 200 Berkeley Street, Boston, Massachusetts 02116, or by calling toll-free 1-800-343-2898.

         The Prospectus of Keystone Growth and Income dated December __, 1997, as supplemented, and its Annual Report for the period ended August 31, 1997 are incorporated herein by reference in their entirety. Shareholders of Growth & Income will receive, with this Prospectus/Proxy Statement, copies of the Prospectus of Keystone Growth and Income. Additional information about Keystone Growth and Income is contained in its Statement of Additional Information of the same date which has been filed with the SEC and which is available upon request and without charge by writing to or calling Keystone Growth and Income at the address or telephone number listed in the preceding paragraph.

         The Prospectus of Growth & Income dated February 28, 1997 is incorporated herein in its entirety by reference. Copies of the Prospectus and related Statement of Additional Information dated the same date, are available upon request without charge by writing to Growth & Income at the address listed on the cover page of this Prospectus/Proxy Statement or by calling toll-free 1-800-829-3863.

         Included as Exhibits A and B to this Prospectus/Proxy Statement are a copy of the Plan and the Interim Advisory Agreement, respectively.

         THESE   SECURITIES  HAVE  NOT  BEEN  APPROVED  OR  DISAPPROVED  BY  THE
SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

         The shares offered by this Prospectus/Proxy Statement are not deposits or obligations of any bank and are not insured or otherwise protected by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency and involve investment risk, including possible loss of capital.

                                               TABLE OF CONTENTS


                                                                           Page

COMPARISON OF FEES AND EXPENSES..............................................6

SUMMARY  ....................................................................9
         Proposed Restructuring and Plan of Reorganization...................9
         Tax Consequences...................................................11
         Investment Objectives and Policies of the Funds....................11
         Comparative Performance Information for each Fund..................12
         Management of the Funds............................................13
         Investment Advisers................................................13
         Portfolio Management...............................................15
         Distribution of Shares.............................................15
         Purchase and Redemption Procedures.................................16
         Exchange Privileges................................................17
         Dividend Policy....................................................17
         Risks    ..........................................................18

REASONS FOR THE REORGANIZATION..............................................19
         The Restructuring..................................................22
         Agreement and Plan of Reorganization...............................23
         Federal Income Tax Consequences....................................25
         Pro-forma Capitalization...........................................26
         Shareholder Information............................................27

COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES............................28

COMPARATIVE INFORMATION ON SHAREHOLDERS' RIGHTS.............................30
         Forms of Organization..............................................30
         Capitalization.....................................................31
         Shareholder Liability..............................................31
         Shareholder Meetings and Voting Rights.............................32
         Liquidation or Dissolution.........................................33
         Liability and Indemnification of Trustees..........................33

INFORMATION REGARDING THE INTERIM ADVISORY AGREEMENT........................34
         Introduction.......................................................34
         Comparison of the Interim Advisory Agreement and the
                  Previous Advisory Agreement...............................35
         Information about Growth & Income's Investment
              Adviser.......................................................37

ADDITIONAL INFORMATION......................................................37

VOTING INFORMATION CONCERNING THE MEETING...................................38

FINANCIAL STATEMENTS AND EXPERTS............................................40

LEGAL MATTERS...............................................................41

OTHER BUSINESS..............................................................41

APPENDIX A..................................................................42

EXHIBIT A

EXHIBIT B

EXHIBIT C

                                        COMPARISON OF FEES AND EXPENSES

         It is anticipated that on or about January 9, 1998 Keystone Growth and Income will become a multiple class fund. As of that date the Fund will offer Class A, Class B and Class C shares. It is further anticipated that at that time current outstanding shares of Keystone Growth and Income will become Class B shares of the Fund. On or before January 16, 1998, it is anticipated that any Class B shares of Keystone Growth and Income purchased prior to January 1, 1995 will convert to Class A shares of the Fund. The amounts for shares of Keystone Growth and Income set forth in the following tables and in the examples are based on the expenses of Keystone Growth and Income for the fiscal year ended August 31, 1997. The amounts for shares of Growth & Income set forth in the following tables and in the examples are based on the expenses for Growth & Income for the fiscal year ended October 31, 1997. The pro forma amounts for Class A shares of Keystone Growth and Income are based on what the combined expenses would have been for Keystone Growth and Income for the fiscal year ending August 31, 1997. The pro forma numbers reflect the events described in the first paragraph of this section. All amounts are adjusted for voluntary expense waivers.

         The following tables show for Keystone Growth and Income, Growth & Income and Keystone Growth and Income pro forma, assuming consummation of the Reorganization, the shareholder transaction expenses and annual fund operating expenses associated with an investment in the shares of Keystone Growth and Income and shares of Growth & Income, as applicable.

                                             Comparison of Shares
                                      of Keystone Growth and Income With
                                           Shares of Growth & Income



                                                                                    Keystone
                                         Keystone                                   Growth and
                                         Growth and             Growth &            Income Pro
                                         Income                 Income              Forma
                                         ---------              --------            --------
Shareholder
Transaction                              Shares                 Shares              Class A
Expenses                                 ------                 ------              -------

Maximum Sales Load                       None                   None                4.75%
Imposed on Purchases
(as a percentage of
offering price)





Maximum Sales Load
Imposed on                               None                   None                None
Reinvested Dividends
(as a percentage of
offering price)

Contingent Deferred                      4.00%                  None                None
Sales Charge (as a
percentage of
original purchase
price or redemption
proceeds, whichever
is lower)

Exchange Fee                             None                   None                None

Annual Fund
Operating Expenses
(as a percentage of
average daily net
assets)

Management Fee (1)                       0.65%                  0.40%               0.65%

12b-1 Fees (2)                           0.56%                  0.00%               0.25%

Other Expenses                           0.36%                  1.35%               0.36%
                                         ------                 ------              -----

Annual Fund                              1.57%                  1.75%               1.26%
Operating Expenses                       ------                 ------              ------
(3)                                      ------                 ------              ------

---------------
(1) The management fee for Growth & Income has been reduced to reflect the voluntary waiver by the investment adviser. The adviser can terminate this voluntary waiver at any time in its sole discretion. The maximum management fee is 1.10%.

(2) Class A shares of Keystone Growth and Income can pay up to 0.75% of average daily net assets as a 12b-1 fee. For the foreseeable future, the Class A 12b-1 fees will be limited to 0.25% of average daily net assets. The 12b-1 fees from Growth & Income reflect the voluntary waiver by the Fund's distributor. The maximum 12b-1 fee is 0.25%.

(3) Total Fund Operating Expenses for Growth and Income would have been 2.70% absent the voluntary waivers. Total Fund
         Operating Expenses for Keystone Growth and Income include, indirectly paid expenses which represent offset expense arrangements with the Fund's custodian.

         Examples. The following tables show for Keystone Growth and Income and Growth & Income, and for Keystone Growth and Income pro forma, assuming consummation of the Reorganization, examples of the cumulative effect of shareholder transaction expenses and annual fund operating expenses indicated above on a $1,000 investment in each class of shares for the periods specified, assuming a 5% annual return. In the case of Keystone Growth and Income pro forma, the example does not reflect the imposition of the maximum 4.75% maximum sales load on purchases since Growth & Income shareholders who receive Class A shares of Keystone Growth and Income in the Reorganization or who purchase additional Class A shares subsequent to the Reorganization will not incur any sales load.




                                      One                  Three                 Five                Ten
                                      Year                 Years                 Years               Years
                                      ----                 -----                 -----               -----

Keystone Growth                       $16                  $50                   $86                 $187
and Income

Growth & Income                       $18                  $55                   $95                 $206

Keystone Growth                       $13                  $40                   $69                 $152
and Income - Pro
Forma
Class A



         The purpose of the foregoing examples is to assist Growth & Income shareholders in understanding the various costs and expenses that an investor in Keystone Growth and Income as a result of the Reorganization would bear directly and indirectly, as compared with the various direct and indirect expenses currently borne by a shareholder in Growth & Income. These examples should not be considered a representation of past or future expenses or annual return. Actual expenses may be greater or less than those shown.

                                                    SUMMARY

     This summary is qualified in its entirety by reference to the additional information contained elsewhere in this

Prospectus/Proxy Statement and, to the extent not inconsistent with such additional information, the Prospectus of Keystone Growth and Income dated December __, 1997, as supplemented, and the Prospectus of Growth & Income dated February 28, 1997 (which are incorporated herein by reference), the Plan and the Interim Advisory Agreement, forms of which are attached to this Prospectus/Proxy Statement as Exhibits A and B, respectively.

Proposed Restructuring and Plan of Reorganization

         The Board of Trustees of Blanchard Funds has voted to recommend to shareholders of Growth & Income the approval of a proposal whereby Growth & Income would (i) withdraw its investment in the Portfolio in order to permit the current two-tier structure of Growth & Income to be replaced temporarily, by a one-tier structure currently used by Keystone Growth and Income and (ii) enter into the Plan. The Plan provides for the transfer of all of the assets of Growth & Income in exchange for shares of Keystone Growth and Income and the assumption by Keystone Growth and Income of certain identified liabilities of Growth & Income. The identified liabilities consist only of those liabilities reflected on the Fund's statement of assets and liabilities determined immediately preceding the Reorganization. The Plan also calls for the distribution of shares of Keystone Growth and Income to Growth & Income shareholders in liquidation of Growth & Income as part of the Reorganization. As a result of the Reorganization, the shareholders of Growth & Income will become the owners of that number of full and fractional Class A shares of Keystone Growth and Income having an aggregate net asset value equal to the aggregate net asset value of the shareholder's shares of Growth & Income as of the close of business immediately prior to the date that Growth & Income's assets are exchanged for shares of Keystone Growth and Income. See "Reasons for the Reorganization - The Restructuring and Agreement and Plan of Reorganization."

         The Trustees of Blanchard Funds, including the Trustees who are not "interested persons," as such term is defined in the 1940 Act (the "Independent Trustees"), have concluded that the Restructuring and the Reorganization would be in the best interests of shareholders of Growth & Income, and that the interests of the shareholders of Growth & Income will not be diluted as a result of the transactions contemplated by the Reorganization. Accordingly, the Trustees have submitted the Restructuring and the Plan for the approval of Growth & Income's shareholders.

                                   THE BOARD OF TRUSTEES OF BLANCHARD FUNDS

                      RECOMMENDS APPROVAL BY SHAREHOLDERS OF GROWTH & INCOME
                          OF THE RESTRUCTURING AND OF THE PLAN EFFECTING
                                        THE REORGANIZATION.

         The Trustees of Evergreen Equity Trust have also approved the Plan and, accordingly, Keystone Growth and Income's participation in the Reorganization.

         Approval of the Restructuring and of the Reorganization on the part of Growth & Income will require the affirmative vote of a majority of Growth & Income's shares voted and entitled to vote, with all classes voting together as a single class at a Meeting at which a quorum of the Fund's shares is present. A majority of the outstanding shares entitled to vote, represented in person or by proxy, is required to constitute a quorum at the Meeting. See "Voting Information Concerning the Meeting."

         The merger (the "Merger") of Signet Banking Corporation ("Signet") with and into a wholly-owned subsidiary of First Union Corporation ("First Union") has been consummated and, as a result, by law the Merger terminated the investment advisory agreement between Virtus and Growth & Income. Prior to consummation of the Merger, Growth & Income received an order from the SEC which permitted the implementation, without formal shareholder approval, of a new investment advisory agreement between the Fund and Virtus for a period of not more than 120 days beginning on the date of the closing of the Merger and continuing through the date the Interim Advisory Agreement is approved by the Fund's shareholders (but in no event later than April 30, 1998). The Interim Advisory Agreement has the same terms and fees as the previous investment advisory agreement between Growth & Income and Virtus. The Reorganization is scheduled to take place on or about February 27, 1998.

         Approval of the Interim Advisory Agreement requires the affirmative vote of (i) 67% or more of the shares of Growth & Income present in person or by proxy at the Meeting, if holders of more than 50% of the shares of Growth & Income outstanding on the record date are present, in person or by proxy, or
(ii) more than 50% of the outstanding shares of Growth & Income, whichever is less. See "Voting Information Concerning the Meeting."

         If the shareholders of Growth & Income do not vote to approve the Restructuring and the Reorganization, the Trustees will consider other possible courses of action in the best interests of shareholders.

Tax Consequences

         As a condition to the Restructuring, Blanchard Funds will receive an opinion of counsel that the Restructuring will not cause Growth & Income or its shareholders to recognize any gain or loss under the Internal Revenue Code of 1986, as amended (the "Code") (other than possible gain or loss under the mark-to-market provisions of the Code). At the date of this Proxy Statement/Prospectus, there are no circumstances which would result in gain or loss to Growth & Income shareholders under the mark-to-market provisions of the Code. Moreover, should the Restructuring in fact result in the recognition of any mark-to-market gain or loss by Growth & Income shareholders, the effect of the Restructuring would be merely to cause the acceleration of the date of recognition of gain or loss which would otherwise have been recognized by shareholders at the end of Growth & Income's fiscal year.

         Prior to or at the completion of the Reorganization, Growth & Income will have received an opinion of counsel that the Reorganization has been structured so that no gain or loss will be recognized by the Fund or its shareholders for federal income tax purposes as a result of the receipt of shares of Keystone Growth and Income in the Reorganization. The holding period and aggregate tax basis of shares of Keystone Growth and Income that are received by Growth & Income's shareholders will be the same as the holding period and aggregate tax basis of shares of the Fund previously held by such shareholders, provided that shares of the Fund are held as capital assets. In addition, the holding period and tax basis of the assets of Growth & Income in the hands of Keystone Growth and Income as a result of the Reorganization will be the same as in the hands of the Fund immediately prior to the Reorganization, and no gain or loss will be recognized by Keystone Growth and Income upon the receipt of the assets of the Fund in exchange for shares of Keystone Growth and Income and the assumption by Keystone Growth and Income of certain identified liabilities.

Investment Objectives and Policies of the Funds

         The investment objectives and policies of Keystone Growth and Income and Growth & Income are substantially similar.

         The investment objective of Keystone Growth and Income is to seek the best possible growth of capital and long-term growth of income. Under normal circumstances, the Fund will invest principally in common stocks of generally accepted investment quality selected primarily from or similar to those found in the Standard & Poor's 500 Index ("S&P 500"), usually with established records of dividend payments. However, the

Fund may purchase securities that are not currently paying dividends, but show potential capital growth or future income. In addition, the Fund will invest in quality companies with medium market capitalizations that are smaller than those of companies typically found in the S&P 500.

         The Fund may invest up to 25% of its assets in foreign securities of issuers located in developed countries as well as emerging market countries.

         The investment objective of Growth & Income is to provide long-term capital appreciation and dividend income. In seeking its investment objective, Growth & Income invests all of its investable assets in the Portfolio. The Portfolio invests in common stocks of issuers with a broad range of market capitalizations. Under normal market conditions, the Portfolio will invest at least 80% of its total assets in common stocks. The Portfolio may invest up to 20% of its total assets in convertible securities and up to 20% of its total assets in foreign securities. See "Comparison of Investment Objectives and Policies" below.

Comparative Performance Information for each Fund

         Discussions of the manner of calculation of total return are contained in the respective Prospectus and Statement of Additional Information of the Funds. The total return of Keystone Growth and Income and Growth & Income for the one, and if applicable, five and ten year periods ended September 30, 1997, and for both Funds for the periods from inception through September 30, 1997 are set forth in the table below. The calculations of total return assume the reinvestment of all dividends and capital gains distributions on the reinvestment date and the deduction of all recurring expenses (including sales charges) that were charged to shareholders' accounts.

                                          Average Annual Total Return


                        1 Year                                                           From
                        Ended                5 Years              10 Years               Inception
                        September            Ended                Ended                  To
                        30,                  September            September              September             Inception
                        1997                 30, 1997             30, 1997               30, 1997              Date
                        -------              -------              ---------              ---------             ---------

Keystone                32.52%               16.45%               10.32%                 8.91%                 9/11/35
Growth and
Income


Growth &
Income (1)              33.79%               N/A                  N/A                    22.72%                11/1/94

--------------
(1) Reflects waiver of advisory fees and reimbursements and/or waivers of expenses. Without such reimbursements and/or waivers, the average annual total return during the periods would have been lower.

         Important   information  about  Keystone  Growth  and  Income  is  also contained in management's discussion of Keystone Growth and Income's performance, attached hereto as Exhibit C. This information also appears in Keystone Growth and Income's most recent Annual Report.

Management of the Funds

         The overall management of Keystone Growth and Income and of Growth & Income is the responsibility of, and is supervised by, the Board of Trustees of Evergreen Equity Trust and Blanchard Funds, respectively.

Investment Advisers

         Keystone Investment Management Company ("Keystone") serves as investment adviser to Keystone Growth and Income. Keystone has served as investment adviser to the Keystone family of mutual funds since 1932. Keystone is an indirect wholly-owned subsidiary of First Union National Bank ("FUNB"). FUNB is a subsidiary of First Union, the sixth largest bank holding company in the United States. The Capital Management Group of FUNB, Evergreen Asset Management Corp. and Keystone manage the Evergreen Keystone family of mutual funds with assets of approximately $40 billion as of November 30, 1997. For further information regarding Keystone, FUNB and First Union, see "Fund Management and Expenses - Investment Adviser" in the Prospectus of Keystone Growth and Income.

         Keystone manages investments, provides various administrative services and supervises the daily business affairs of Keystone Growth and Income subject to the authority of the Evergreen Equity Trust's Board of Trustees. The Fund pays Keystone a fee for its services at the annual rate set forth below:


                                            Average Aggregate Net
                                            Asset Value of the
Management Fee                              Shares of the Fund
------------------------------------------  ----------------------------------

                                            Average Aggregate Net
                                            Asset Value of the
Management Fee                              Shares of the Fund
------------------------------------------  ----------------------------------
0.70% of the first                          $100,000,000 plus
0.65% of the next                           $100,000,000 plus
0.60% of the next                           $100,000,000 plus
0.55% of the next                           $100,000,000 plus
0.50% of the next                           $100,000,000 plus
0.45% of the next                           $500,000,000 plus
0.40% of the next                           $500,000,000 plus
0.35% of amounts over                       $1,500,000,000.


         Virtus serves as the investment adviser for Growth & Income. As investment adviser, Virtus is responsible for managing the Fund and overseeing the investment of its assets. Virtus selects, monitors and evaluates Chase Manhattan Bank, the Portfolio's investment adviser. For its services as investment adviser, Virtus receives a fee at an annual rate of 0.70% of the Fund's average daily net assets and the Portfolio's investment adviser receives 0.40% per annum of the Fund's average daily net assets directly from the Portfolio.

         Each investment adviser may, at its discretion, reduce or waive its fee or reimburse a Fund for certain of its other expenses in order to reduce its expense ratios. Each investment adviser may reduce or cease these voluntary waivers and reimbursements at any time.

Administrator

         Federated Administrative Services ("FAS") provides Growth & Income with certain administrative personnel and services including shareholder servicing and certain legal and accounting services. FAS is entitled to receive a fee for such services at the following annual rates: 0.15% on the first $250 million of average daily net assets of combined assets of the funds in the Blanchard/Virtus mutual fund family; 0.125% on the next $250 million of such assets, 0.10% on the next $250 million of such assets, and 0.075% on assets in excess of $750 million.

Portfolio Management

     The portfolio manager of Keystone Growth and Income is Judith A. Warners. Ms. Warners is currently a Vice President at Keystone and has been an equity investment professional with Keystone since 1988. Ms. Warners has managed Keystone Growth and Income since January 1995.

Distribution of Shares

         Evergreen Distributor, Inc. ("EDI"), an affiliate of BISYS Fund Services, acts as underwriter of Keystone Growth and Income's shares. EDI distributes the Fund's shares directly or through broker-dealers, banks (including FUNB), or other financial intermediaries. Effective on or about January 9, 1998, Keystone Growth and Income will offer three classes of shares:
Class A, Class B and Class C. Each class has separate distribution arrangements. (See "Distribution- Related and Shareholder Servicing-Related Expenses" below.) No class bears the distribution expenses relating to the shares of any other class.

         In the proposed Reorganization, shareholders of Growth & Income will receive Class A shares of Keystone Growth and Income. Class A shares of Keystone Growth and Income have substantially similar arrangements with respect to the imposition of Rule 12b-1 distribution and service fees as the shares of Growth & Income. Because the Reorganization will be effected at net asset value without the imposition of a sales charge, Keystone Growth and Income shares acquired by shareholders of Growth & Income pursuant to the proposed Reorganization would not be subject to any initial sales charge or contingent deferred sales charge as a result of the Reorganization.

         The following is a summary description of charges and fees for the Class A shares of Keystone Growth and Income which will be received by Growth & Income shareholders in the Reorganization. More detailed descriptions of the distribution arrangements applicable to the classes of shares are contained in the respective Keystone Growth and Income Prospectus and the Growth & Income Prospectus and in each Fund's respective Statement of Additional Information.

         Class A  Shares.  Class A shares  are sold at net asset  value  plus an initial sales charge and, as indicated below, are subject to distribution-related fees. After January 9, 1998, the Prospectus for Keystone Growth and Income will contain a description of the initial shares charges applicable to purchases of Class A shares. Holders of shares of Growth & Income who receive Class A shares of Keystone Growth and Income in the Reorganization will be able to purchase additional Class A shares of Keystone Growth and Income and of any other Evergreen fund at net asset value. No initial sales charge will be imposed.

         Additional information regarding the classes of shares of each Fund is included in its respective Prospectus and Statement of Additional Information.

         Distribution-Related Expenses. Keystone Growth and Income has adopted a Rule 12b-1 plan with respect to its Class A shares under which the Class may pay for distribution- related expenses at an annual rate which may not exceed 0.75% of average daily net assets attributable to the Class. Payments with respect to Class A shares are currently limited to 0.25% of average daily net assets attributable to the Class, which amount may be increased to the full plan rate for the Fund by the Trustees without shareholder approval.

         Growth & Income has adopted a Rule 12b-1 plan with respect to its shares under which such shares may pay for distribution-related expenses at an annual rate of 0.25% of average daily net assets.

         Additional information regarding the Rule 12b-1 plans adopted by each Fund is included in its respective Prospectus and Statement of Additional Information.

Purchase and Redemption Procedures

         Information concerning applicable sales charges and distribution-related fees is provided above. Investments in the Funds are not insured. The minimum initial purchase requirement for Keystone Growth and Income is $1,000 and the minimum investment for Growth & Income is $3,000 ($2,000 for qualified pension plans). Growth & Income has a minimum investment requirement of $200 for subsequent investments. There is no minimum for subsequent purchases of shares of Keystone Growth and Income. Each Fund provides for telephone, mail or wire redemption of shares at net asset value as next determined after receipt of a redemption request on each day the New York Stock Exchange ("NYSE") is open for trading. Additional information concerning purchases and redemptions of shares, including how each Fund's net asset value is determined, is contained in the respective Prospectus for each Fund. Each Fund may involuntarily redeem shareholders' accounts that have less than $1,000 of invested funds. All funds invested in each Fund are invested in full and fractional shares. The Funds reserve the right to reject any purchase order.

Exchange Privileges

         Growth & Income currently permits shareholders to exchange such shares for shares of another fund in the

Blanchard Group of Funds or for Investment shares of other funds managed by Virtus. Holders of shares of a class of Keystone Growth and Income generally may exchange their shares for shares of the same class of any other Evergreen fund. Growth & Income shareholders will be receiving Class A shares of Keystone Growth and Income in the Reorganization and, accordingly, with respect to shares of Keystone Growth and Income received by Growth & Income shareholders in the Reorganization, the exchange privilege is limited to the Class A shares of other Evergreen funds. No sales charge is imposed on an exchange. An exchange which represents an initial investment in another Evergreen fund must amount to at least $1,000. The current exchange privileges, and the requirements and limitations attendant thereto, are described in each Fund's respective Prospectus and Statement of Additional Information.

Dividend Policy

         Growth & Income declares dividends at least semi-annually from its net investment income. Keystone Growth and Income distributes dividends from its net investment income quarterly. Distributions of any net realized gains of a Fund will be made at least annually. Dividends and distributions are reinvested in additional shares of the same class of the respective Fund, or paid in cash, as a shareholder has elected. See the respective Prospectus of each Fund for further information concerning dividends and distributions.

         After the Reorganization, shareholders of Growth & Income who have elected to have their dividends and/or distributions reinvested will have dividends and/or distributions received from Keystone Growth and Income reinvested in shares of Keystone Growth and Income. Shareholders of Growth & Income who have elected to receive dividends and/or distributions in cash will receive dividends and/or distributions from Keystone Growth and Income in cash after the Reorganization, although they may, after the Reorganization, elect to have such dividends and/or distributions reinvested in additional shares of Keystone Growth and Income.

         Each of Keystone Growth and Income and Growth & Income has qualified and intends to continue to qualify to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). While so qualified, so long as each Fund distributes all of its net investment company taxable income and any net realized gains to shareholders, it is expected that a Fund will not be required to pay any federal income taxes on the amounts so distributed. A 4% nondeductible excise tax will be imposed on amounts not distributed if a Fund does not meet certain distribution requirements by the end of each calendar year. Each Fund anticipates meeting such distribution requirements.

Risks

         Since the investment objectives and policies of each Fund are substantially comparable, the risks involved in investing in each Fund's shares are similar. For a discussion of each Fund's investment objectives and policies, see "Comparison of Investment Objectives and Policies." There is no assurance that investment performances will be positive and that the Funds will meet their investment objectives. In addition, Keystone Growth and Income and the Portfolio may employ for hedging purposes and to enhance returns the strategy of engaging in options and futures transactions. The risks involved in these strategies are described in the "Investment Practices and Restrictions - Risk Characteristics of Options and Futures" section in Keystone Growth and Income's Prospectus.

         Investing in companies with large market capitalizations carries less risk than investing in small capitalization stocks because they may have broader product lines, markets or financial resources. However, investing in medium
capitalization   stocks  may  involve  greater  risk  than  investing  in  large capitalization stocks, since they can be subject to more abrupt or erratic movements. Such stocks tend to involve less risk than stocks of small capitalization companies.

         Both Keystone Growth and Income and the Portfolio may invest in foreign securities. The Portfolio may invest up to 20% of its assets in securities of issuers located in emerging or developing markets countries. Keystone Growth and Income may invest up to 25% of its assets in securities of issuers located in emerging or developing market countries. The Portfolio may invest in debt securities issued or guaranteed by certain supranational entities. Investment in foreign securities generally entails more risk than investment in domestic issuers for the following reasons: publicly available information on issuers and securities may be scarce; many foreign countries do not follow the same accounting, auditing and financial reporting standards as are used in the U.S.; market trading volumes may be smaller, resulting in less liquidity and more price volatility compared to U.S. securities; securities markets and trading may be less regulated; and the possibility of expropriation, confiscatory taxation, nationalization, establishment of price controls, political or social instability exists. Investing in securities of issuers in emerging markets countries involves exposure to economic systems that are generally less stable than those of developed countries. Investing in companies in emerging markets countries may involve exposure to national policies that may restrict investment by foreigners and undeveloped legal systems governing private and foreign investments and private property. The typically small size of the markets for securities issued by companies in emerging markets countries and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.

         The Portfolio is a non-diversified investment company. As such, there is no limit on the percentage of assets which can be invested in the securities of a single issuer. An investment in the Portfolio, therefore, will entail greater risk than would exist in a diversified investment company because the higher percentage of investments among fewer issuers may result in greater fluctuations in the total market value of Growth & Income's shares. Any adverse developments affecting the value of the securities held by the Portfolio will have a greater impact on the total value of the Portfolio than would be the case if the Portfolio's investments were diversified among more issuers.

                                        REASONS FOR THE REORGANIZATION

         On July 18, 1997, First Union entered into an Agreement and Plan of Merger with Signet, which provided, among other things, for the Merger of Signet with and into a wholly-owned subsidiary of First Union. The Merger was consummated on November 28, 1997. As a result of the Merger it is expected that FUNB and its affiliates will succeed to the investment advisory and administrative functions currently performed for Growth & Income by various units of Signet and various unaffiliated parties. It is also expected that Signet will no longer, upon completion of the Reorganization and similar reorganizations of other funds in the Signet mutual fund family, provide investment advisory or administrative services to investment companies.

         At a regular meeting held on September 16, 1997, the Board of Trustees of Blanchard Funds considered and approved the Reorganization as in the best interests of shareholders of Growth & Income and determined that the interests of existing shareholders of Growth & Income will not be diluted as a result of the transactions contemplated by the Reorganization. In addition, the Trustees approved the Interim Advisory Agreement with respect to Growth & Income.

         As noted above, Signet has merged with and into a wholly-owned subsidiary of First Union. Signet is the parent company of Virtus, investment adviser to the mutual funds which comprise Blanchard Funds. The Merger caused, as a matter of law, termination of the investment advisory agreement between each series of Blanchard Funds and Virtus. Blanchard Funds have received an order from the SEC which permits Virtus to continue to act as Growth & Income's investment adviser without shareholder approval, for a period of not more than 120 days from the date the Merger was consummated (November 28, 1997) to the date of shareholder approval of a new investment advisory agreement. Accordingly, the Trustees considered the recommendations of Signet in approving the proposed Reorganization.

         In approving the Plan, the Trustees reviewed various factors about the Funds and the proposed Reorganization. There are substantial similarities between Keystone Growth and Income and Growth & Income. Specifically, Keystone Growth and Income and Growth & Income have substantially identical investment objectives and policies and comparable risk profiles. See "Comparison of Investment Objectives and Policies" below. At the same time, the Board of Trustees evaluated the potential economies of scale associated with larger mutual funds and concluded that operational efficiencies may be achieved upon the combination of Growth & Income with an Evergreen fund with a greater level of assets. As of September 30, 1997, Keystone Growth and Income's net assets were approximately $330 million and Growth & Income's net assets were approximately $18 million.

         In addition, assuming that an alternative to the Reorganization would be to propose that Growth & Income continue its existence and be separately managed by Keystone or one of its affiliates, Growth & Income would be offered through common distribution channels with the substantially similar Keystone Growth and Income. Growth & Income would also have to bear the cost of maintaining its separate existence. Signet and Keystone believe that the prospect of dividing the resources of the Evergreen mutual fund organization between two substantially identical funds could result in each Fund being disadvantaged due to an inability to achieve optimum size, performance levels and the greatest possible economies of scale. Accordingly, for the reasons noted above and recognizing that there can be no assurance that any economies of scale or other benefits will be realized, Signet and Keystone believe that the proposed Reorganization would be in the best interests of each Fund and its shareholders.

         The Board of Trustees of Blanchard Funds met and considered the recommendation of Signet and Keystone and, in addition, considered among other things, (i) the terms and conditions of the Reorganization; (ii) whether the Reorganization would result in the dilution of shareholders' interests; (iii) expense ratios, fees and expenses of Keystone Growth and Income and Growth & Income; (iv) the comparative performance records of each of the Funds; (v) compatibility of their investment objectives and policies; (vi) the investment experience, expertise and resources of Keystone; (vii) the service and distribution resources available to the Evergreen funds and the broad array of investment alternatives available to shareholders of the Evergreen funds; (viii) the personnel and financial resources of First Union and its affiliates; (ix) the fact that FUNB will bear the expenses incurred by Growth & Income in connection with the Reorganization; (x) the fact that Keystone Growth and Income will assume certain identified liabilities of Growth & Income; and (xi) the expected federal income tax consequences of the Reorganization.

         The Trustees also considered the benefits to be derived by shareholders of Growth & Income from the sale of its assets to Keystone Growth and Income. In this regard, the Trustees considered the potential benefits of being associated with a larger entity and the economies of scale that could be realized by the participation in such an entity by shareholders of Growth & Income.

         In addition, the Trustees considered that there are alternatives available to shareholders of Growth & Income, including the ability to redeem their shares, as well as the option to vote against the Reorganization.

         During their consideration of the Reorganization the Trustees met with Fund counsel and counsel to the Independent Trustees regarding the legal issues involved. The Trustees of Evergreen Equity Trust also concluded at a meeting on September 17, 1997 that the proposed Reorganization would be in the best interests of shareholders of Keystone Growth and Income and that the interests of the shareholders of Keystone Growth and Income would not be diluted as a result of the transactions contemplated by the Reorganization.

                                   THE TRUSTEES OF BLANCHARD FUNDS RECOMMEND
                               THAT THE SHAREHOLDERS OF GROWTH & INCOME APPROVE
                              THE PROPOSED RESTRUCTURING AND THE REORGANIZATION.

The Restructuring

         Unlike other mutual funds such as Keystone Growth and Income, which directly acquire and manage their own portfolios of securities, Growth & Income currently seeks to achieve its investment objective by investing all its assets in the Portfolio which is a separate registered investment company with identical investment objectives as Growth & Income. Since the Trustees of Blanchard Funds have proposed that Growth & Income enter into the
Reorganization, it will be necessary for Growth & Income to require the Portfolio to distribute to Growth & Income a portion of the Portfolio's assets for transfer to Keystone Growth and Income in satisfaction of Growth & Income's obligations under the Plan.

         To accomplish the Restructuring, Growth and Income and the Portfolio have entered into a Withdrawal Agreement, dated December , 1997, pursuant to which the Portfolio will distribute to Growth and Income on the Closing Date of the Reorganization, portfolio securities mutually acceptable to Growth & Income and the Portfolio, having an aggregate value equal to the net asset value of Growth & Income's share interest in the Portfolio as of the Closing Date. The securities so distributed to Growth and Income will conform to those permitted to be held by Keystone Growth and Income.

         The Restructuring is subject to the receipt by Blanchard Funds of an opinion of Sullivan & Worcester LLP, that the withdrawal by Growth & Income of its investment in the Portfolio will not cause Growth & Income or its shareholders to recognize any gain or loss under the Code (other than possible gain or loss under the mark-to-market provisions of the Code). At the date of this Proxy Statement/Prospectus, there are no circumstances which would result in gain or loss to Growth & Income shareholders under the mark-to-market provisions of the Code. Moreover, should the Restructuring in fact result in the recognition of any mark-to-market gain or loss by Growth & Income shareholders, the effect of the Restructuring would be merely to cause the acceleration of the date of the recognition of gain or loss which would otherwise have been recognized by shareholders at the end of Growth & Income's fiscal year.

Agreement and Plan of Reorganization

         The following summary is qualified in its entirety by reference to the Plan (Exhibit A hereto).

         The Plan provides that Keystone Growth and Income will acquire all of the assets of Growth & Income in exchange for shares of Keystone Growth and Income and the assumption by Keystone Growth and Income of certain identified liabilities of Growth & Income on or about February 27, 1998 or such other date as may be agreed upon by the parties (the "Closing Date"). Prior to the Closing Date, Growth & Income will endeavor to discharge all of its known liabilities and obligations. Keystone Growth and Income will not assume any liabilities or obligations of Growth & Income other than those reflected in an unaudited statement of assets and liabilities of Growth & Income prepared as of the close of regular trading on the NYSE, currently 4:00 p.m. Eastern time, on the business day immediately prior to the Closing Date. The number of full and fractional shares of each class of Keystone Growth and Income to be received by the shareholders of Growth & Income will be determined by multiplying the respective outstanding class of shares of Growth & Income by a factor which shall be computed by dividing the net asset value per share of the respective class of shares of Growth & Income by the net asset value per share of the respective class of shares of Keystone Growth and Income. Such computations will take place as of the close of regular trading on the NYSE on the business day immediately prior to the Closing Date. The net asset value per share of each class will be determined by dividing assets, less liabilities, in each case attributable to the respective class, by the total number of outstanding shares.

         State Street Bank and Trust Company, the custodian for Keystone Growth and Income, will compute the value of each Fund's respective portfolio securities. The method of valuation employed will be consistent with the procedures set forth in the Prospectus and Statement of Additional Information of Keystone Growth and Income, Rule 22c-1 under the 1940 Act, and with the interpretations of such Rule by the SEC's Division of Investment Management.

     At or prior to the Closing Date, Growth & Income will have declared a dividend or dividends and distribution or distributions which, together with all previous dividends and distributions, shall have the effect of distributing to the Fund's shareholders (in shares of the Fund, or in cash, as the shareholder has previously elected) all of the Fund's net investment company taxable income for the taxable period ending on the Closing Date (computed without regard to any deduction for dividends paid) and all of its net capital gains realized in all taxable periods ending on the Closing Date (after reductions for any capital loss carryforward).

     As soon after the Closing Date as conveniently practicable, Growth & Income will liquidate and distribute pro rata to shareholders of record as of the close of business on the Closing Date the full and fractional shares of Keystone Growth and Income received by Growth & Income. Such liquidation and distribution will be accomplished by the establishment of accounts in the names of the Fund's shareholders on the share records of Keystone Growth and Income's transfer agent. Each account will represent the respective pro rata number of full and fractional shares of Keystone Growth and Income due to the Fund's shareholders. All issued and outstanding shares of Growth & Income, including those represented by certificates, will be canceled. The shares of Keystone Growth and Income to be issued will have no preemptive or conversion rights. After such distributions and the winding up of its affairs, Growth & Income will be terminated. In connection with such termination, Blanchard Funds will file with the SEC an application for termination as a registered investment company.

         The consummation of the Reorganization is subject to the conditions set forth in the Plan, including approval by Growth & Income's shareholders, accuracy of various representations and warranties and receipt of opinions of counsel, including opinions with respect to those matters referred to in "Federal Income Tax Consequences" below. Notwithstanding approval of Growth & Income's shareholders, the Plan may be terminated (a) by the mutual agreement of Growth & Income and Keystone Growth and Income; or (b) at or prior to the Closing Date by either party (i) because of a breach by the other party of any representation, warranty, or agreement contained therein to be performed at or prior to the Closing Date if not cured within 30 days, or (ii) because a condition to the obligation of the terminating party has not been met and it reasonably appears that it cannot be met.

         The expenses of Growth & Income in connection with the Reorganization (including the cost of any proxy soliciting agent) will be borne by FUNB whether or not the Reorganization is consummated. No portion of such expenses will be borne directly or indirectly by Growth & Income or its shareholders. There are not any liabilities or any expected reimbursements in connection with the 12b-1 Plan of Growth & Income. As a result, no 12b-1 liabilities will be assumed by Keystone Growth and Income following the Reorganization.

         If the Reorganization is not approved by shareholders of Growth & Income, the Board of Trustees of Blanchard Funds will consider other possible courses of action in the best interests of shareholders.

Federal Income Tax Consequences

         The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under section 368(a) of the Code. As a condition to the closing of the Reorganization, Growth & Income will receive an opinion of counsel to the effect that, on the basis of the existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, for federal income tax purposes, upon consummation of the Reorganization:

         (1) The transfer of all of the assets of Growth & Income solely in exchange for shares of Keystone Growth and Income and the assumption by Keystone Growth and Income of certain identified liabilities, followed by the distribution of Keystone Growth and Income's shares by Growth & Income in dissolution and liquidation of Growth & Income, will constitute a "reorganization" within the meaning of section 368(a)(1)(C) of the Code, and Keystone Growth and Income and Growth & Income will each be a "party to a reorganization" within the meaning of section 368(b) of the Code;

         (2) No gain or loss will be recognized by Growth & Income on the transfer of all of its assets to Keystone Growth and Income solely in exchange for Keystone Growth and Income's shares and the assumption by Keystone Growth and Income of certain identified liabilities of Growth & Income or upon the distribution of Keystone Growth and Income's shares to Growth & Income's shareholders in exchange for their shares of Growth & Income;

         (3) The tax basis of the assets transferred will be the same to Keystone Growth and Income as the tax basis of such assets to Growth & Income immediately prior to the Reorganization, and the holding period of such assets in the hands of Keystone Growth and Income will include the period during which the assets were held by Growth & Income;

         (4) No gain or loss will be recognized by Keystone Growth and Income upon the receipt of the assets from Growth & Income solely in exchange for the shares of Keystone Growth and Income and the assumption by Keystone Growth and Income of certain identified liabilities of Growth & Income;

         (5)  No  gain  or  loss  will  be   recognized  by  Growth  &  Income's
shareholders upon the issuance of the shares of Keystone Growth and Income to them, provided they receive solely such shares (including fractional shares) in exchange for their shares of Growth & Income; and

         (6) The aggregate tax basis of the shares of Keystone Growth and Income, including any fractional shares, received by each of the shareholders of Growth & Income pursuant to the Reorganization will be the same as the aggregate tax basis of the shares of Growth & Income held by such shareholder immediately prior to the Reorganization, and the holding period of the shares of Keystone Growth and Income, including fractional shares, received by each such shareholder will include the period during which the shares of Growth & Income exchanged therefor were held by such shareholder (provided that the shares of Growth & Income were held as a capital asset on the date of the Reorganization).

         Opinions of counsel are not binding upon the Internal Revenue Service or the courts. If the Reorganization is consummated but does not qualify as a tax-free reorganization under the Code, shareholders of Growth & Income would recognize a taxable gain or loss equal to the difference between his or her tax basis in his or her Fund shares and the fair market value of Keystone Growth and Income shares he or she received. Shareholders of Growth & Income should consult their tax advisers regarding the effect, if any, of the proposed Reorganization in light of their individual circumstances. It is not anticipated that the securities of the combined portfolio will be sold in significant amounts in order to comply with the policies and investment practices of Keystone Growth and Income. Since the foregoing discussion relates only to the federal income tax consequences of the Reorganization, shareholders of Growth & Income should also consult their tax advisers as to the state and local tax consequences, if any, of the Reorganization.

Pro-forma Capitalization

         The following table sets forth the capitalizations of Keystone Growth and Income and Growth & Income as of September 30, 1997 and the capitalization of Keystone Growth and Income on a pro forma basis as of that date, giving effect to the proposed acquisition of assets at net asset value and the conversion of certain Keystone Growth and Income Class B shares to Class A shares. See "Comparison of Fees and Expenses." The pro forma data reflects an exchange ratio of approximately 0.38 Class A shares of Keystone Growth and Income issued for each share of Growth & Income.



                                      Capitalization of Growth & Income,
                                    Keystone Growth and Income and Keystone
                                         Growth and Income (Pro Forma)

                                                                                             Keystone
                                                                                             Growth and
                                                                  Keystone                   Income (After
                                       Growth &                   Growth and                 Reorgani-
                                       Income                     Income                     zation)
                                       ---------                  --------                   ------------

Net Assets
   Class A........................     $18,116,445                N/A                        $258,536,290
   Class B........................     N/A                        $330,156,338               $89,736,493
                                       ------------               ------------               -------------
   Total Net
     Assets.......................     $18,116,445                $330,156,338               $348,272,783
Net Asset Value Per
Share
   Class A........................     $12.03                     N/A                        $31.51
   Class B........................     N/A                        $31.51                     $31.51
Shares Outstanding
   Class A........................     1,506,167                  N/A                        8,205,599
   Class B........................     N/A                        10,478,672                 2,848,103
                                       ------------               ------------               -------------
   All Classes....................     1,506,167                  10,478,672                 11,053,702

         The table set forth above should not be relied upon to reflect the number of shares to be received in the Reorganization; the actual number of shares to be received will depend upon the net asset value and number of shares outstanding of each Fund at the time of the Reorganization.

Shareholder Information

         As of December 26, 1997 (the "Record Date"), there were shares of beneficial interest of Growth & Income outstanding.

         As of October 31, 1997, the officers and Trustees of Blanchard Funds beneficially owned as a group less than 1% of the outstanding shares of Growth & Income. To Growth & Income's knowledge, the following person owned beneficially or of record more than 5% of Growth & Income's total outstanding shares as of October 31, 1997:



                                                                                          Percentage of
                                                            Percentage of                 Shares of
                                   No. of                   Shares Before                 Class After
Name and Address                   Shares                   Reorganization                Reorganization
----------------                   ------                   --------------                --------------

Stephens, Inc.                                                                                % Class A
111 Center Street
Little Rock, AR
72201-3507


                               COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES

         The following discussion is based upon and qualified in its entirety by the descriptions of the respective investment objectives, policies and restrictions set forth in the respective Prospectus and Statement of Additional Information of the Funds. The investment objective, policies and restrictions of Keystone Growth and Income can be found in the Prospectus of Keystone Growth and Income under the caption "Investment Objective and Policies." The investment objective, policies and restrictions of Growth & Income can be found in the Prospectus of the Fund under the captions "Fund Objective" and "Investment
Policies." Unlike the investment objective of Growth & Income, which is fundamental, the investment objective of Keystone Growth and Income is non-fundamental and can be changed by the Board of Trustees without shareholder approval.

         The investment objective of Keystone Growth and Income is to provide shareholders with the best possible growth of capital and long-term growth of income. Under normal circumstances, the Fund will invest principally in common stocks of generally accepted investment quality selected primarily from or similar to those found in S&P 500, usually with established records of dividend payments. However, the Fund may purchase securities that are not currently paying dividends, but show potential capital growth or future income.

         In addition, the Fund will invest in quality companies with medium market capitalizations that are smaller than those of companies typically found in the S&P 500. For this purpose, companies with medium capitalizations are generally those whose market capitalization falls within the capitalization range of the Standard & Poor's MidCap 400 Index ("S&P MidCap 400") at the time of the Fund's investment.

         In pursuing its objective, the Fund may invest up to 25% of its assets in foreign securities issued by issuers located in developed countries as well as emerging market countries. For this purpose, countries with emerging markets are generally those where the per capita income is in the low to middle ranges, as determined, from time to time, by the International Bank for Reconstruction and Development.

         The Fund may also invest in other types of securities, including other common stocks, debt securities convertible into common stocks or having common stock characteristics, and rights and warrants to purchase common stocks. In addition to its other investment options, the Fund may invest in limited partnerships, including master limited partnerships.

         When market conditions warrant, the Fund may invest up to 100% of its assets for temporary or defensive purposes in short-term obligations. Such obligations may include master demand notes, commercial paper and notes, bank deposits and other financial institution obligations.

         Growth & Income seeks to provide long-term capital appreciation and dividend income. The Fund seeks to achieve its objective by investing all of its investable assets in the Portfolio. The Portfolio has an objective identical to that of the Fund. The Portfolio invests in common stocks of issuers with a broad range of market capitalizations. Under normal market conditions, the Portfolio will invest at least 80% of its total assets in common stocks.

         The Portfolio may invest any portion of its assets not invested as described above in high quality money market instruments and repurchase agreements. For temporary defensive purposes, the Portfolio may invest without limitation in these instruments as well as investment grade debt securities.

         The Portfolio may also invest up to 20% of its total assets in foreign securities and 20% of its assets in convertible securities.

         Each Fund may invest in certain types of derivative instruments including options and futures.

         Keystone Growth and Income may not invest more than 5% of its assets in securities of any one issuer or purchase more than 10% of the outstanding voting securities of any one issuer. As a diversified portfolio under the 1940 Act, the same restrictions apply to 75% of the assets of Keystone Growth and Income. However, since the Portfolio is non-diversified for purposes of the 1940 Act, these 5% restrictions apply to 50% of the assets of the Portfolio. The remaining 50% of the assets of the Portfolio may be invested up to 25% in the securities of a single issuer. Nondiversification may increase investment risks.

         The characteristics of each investment policy and the associated risks are described in each Fund's respective Prospectus and Statement of Additional Information. The Funds have other investment policies and restrictions which are also set forth in the Prospectus and Statement of Additional Information of each Fund.

                                COMPARATIVE INFORMATION ON SHAREHOLDERS' RIGHTS

Forms of Organization

         Evergreen Equity Trust and Blanchard Funds are open-end management investment companies registered with the SEC under the 1940 Act, which continuously offer shares to the public. Evergreen Equity Trust is organized as a Delaware business trust and Blanchard Funds is organized as a Massachusetts business trust. Each Trust is governed by a Declaration of Trust, By-Laws and a Board of Trustees. Each Trust is also governed by applicable Delaware, Massachusetts and federal law. Keystone Growth and Income is a series of Evergreen Equity Trust and Growth & Income is a series of Blanchard Funds.

         As set forth in Keystone Growth and Income's Prospectus, effective December 22, 1997, Keystone Growth and Income Fund (S-1), a Pennsylvania common law trust, was reorganized (the "Delaware Reorganization") into a corresponding series (Keystone Growth and Income) of Evergreen Equity Trust. In connection with the Delaware Reorganization, the Fund's investment objectives were reclassified from "fundamental" to "non-fundamental" and therefore may be changed without shareholder approval; the Fund adopted certain standardized investment restrictions; and eliminated or reclassified from fundamental to non-fundamental certain of the Fund's other fundamental investment restrictions. On January 9, 1998, Keystone Growth and Income will change its name to Evergreen Blue Chip Fund.

Capitalization

         The beneficial interests in Keystone Growth and Income are represented by an unlimited number of transferable shares of beneficial interest, $.001 par value per share. The beneficial interests in Growth & Income are represented by an unlimited number of transferable shares of beneficial interest without par value. The respective Declaration of Trust under which each Fund has been established permits the Trustees to allocate shares into an unlimited number of series, and classes thereof, with rights determined by the Trustees, all without shareholder approval. Fractional shares may be issued. Each Fund's shares represent equal proportionate interests in the assets belonging to the Funds. Shareholders of each Fund are entitled to receive dividends and other amounts as determined by the Trustees. Shareholders of each Fund vote separately, by class, as to matters, such as approval of or amendments to Rule 12b-1 distribution plans, that affect only their particular class and by series as to matters, such as approval of or amendments to investment advisory agreements or proposed reorganizations, that affect only their particular series.

Shareholder Liability

         Under Massachusetts law, shareholders of a business trust could, under certain circumstances, be held personally liable for the obligations of the business trust. However, the Declaration of Trust under which Growth & Income was established disclaims shareholder liability for acts or obligations of the series and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or the Trustees. The Declaration of Trust provides for indemnification out of the series property for all losses and expenses of any shareholder held personally liable for the obligations of the series. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which a disclaimer is inoperative and the series or the trust itself would be unable to meet its obligations.

         Under Delaware law, shareholders of a Delaware business trust are entitled to the same limitation of personal liability extended to stockholders of Delaware corporations. No similar statutory or other authority limiting business trust shareholder liability exists in any other state. As a result, to the extent that Evergreen Equity Trust or a shareholder is subject to the jurisdiction of courts in those states, the courts may not apply Delaware law, and may thereby subject shareholders of a Delaware trust to liability. To guard against this risk, the Declaration of Trust of Evergreen Equity Trust (a) provides that any written obligation of the trust may contain a statement that such obligation may only be enforced against the assets of the Trust or the particular series in question and the obligation is not binding upon the shareholders of the Trust; however, the omission of such a disclaimer will not operate to create personal liability for any shareholder; and (b) provides for indemnification out of trust property of any shareholder held personally liable for the obligations of Evergreen Equity Trust. Accordingly, the risk of a shareholder of Evergreen Equity Trust incurring financial loss beyond that shareholder's investment because of shareholder liability is limited to circumstances in which: (i) the court refuses to apply Delaware law; (ii) no contractual limitation of liability was in effect; and (iii) the Trust itself would be unable to meet its obligations. In light of Delaware law, the nature of the Trust's business, and the nature of its assets, the risk of personal liability to a shareholder of Evergreen Equity Trust is remote.

Shareholder Meetings and Voting Rights

         Neither Evergreen Equity Trust on behalf of Keystone Growth and Income nor Blanchard Funds on behalf of Growth & Income is required to hold annual meetings of shareholders. However, a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee must be called when requested in writing by the holders of at least 10% of the outstanding shares of Evergreen Equity Trust or Blanchard Funds. In addition, each is required to call a meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of the Trustees then holding office were elected by shareholders. Each Trust currently does not intend to hold regular shareholder meetings. Each Trust does not permit cumulative voting. Except when a larger quorum is required by applicable law, a majority of the outstanding shares entitled to vote of each Fund constitutes a quorum for consideration of such matter. For Keystone Growth and Income and Growth & Income, a majority of the votes cast and entitled to vote, is sufficient to act on a matter (unless otherwise specifically required by the applicable governing documents or other law, including the 1940 Act).

         Under the Declaration of Trust of Evergreen Equity Trust, each share of Keystone Growth and Income is entitled to one vote for each dollar of net asset value applicable to each share. Under the voting provisions governing Growth & Income, each share is entitled to one vote. Over time, the net asset values of the mutual funds which are each a series of Blanchard Funds have changed in relation to one another and are expected to continue to do so in the future. Because of the divergence in net asset values, a given dollar investment in a fund which is a series of Blanchard Funds and which has a lower net asset value will purchase more shares and under the current voting provisions of Blanchard Funds, have more votes, than the same investment in a Blanchard Funds' series with a higher net asset value. Under the Declaration of Trust of Evergreen Equity Trust, voting power is related to the dollar value of a shareholder's investment rather than to the number of shares held.

Liquidation or Dissolution

         In the event of the liquidation of Keystone Growth and Income and Growth & Income, the shareholders are entitled to receive, when, and as declared by the Trustees, the excess of the assets belonging to such Fund or attributable to the class over the liabilities belonging to the Fund or attributable to the class. In either case, the assets so distributable to shareholders of the Fund will be distributed among the shareholders in proportion to the number of shares of a class of the Fund held by them and recorded on the books of the Fund.

Liability and Indemnification of Trustees

         The Declaration of Trust of Blanchard Funds provides that no Trustee shall be liable for errors of judgment or mistakes of fact or law. No Trustee shall be subject to liability unless such Trustee is found to have acted in bad faith, with willful misfeasance, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

         The Declaration of Trust of Blanchard Funds provides that a present or former Trustee or officer is entitled to indemnification against liabilities and expenses with respect to claims related to his or her position with the Trust, provided that no indemnification shall be provided to a Trustee or officer against any liability to the Trust or any series thereof or the shareholders of any series by reasons of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

         Under the Declaration of Trust of Evergreen Equity Trust, a Trustee is liable to the Trust and its shareholders only for such Trustee's own willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee or the discharge of such Trustee's functions. As provided in the Declaration of Trust, each Trustee of the Trust is entitled to be indemnified against all liabilities against him or her, including the costs of litigation, unless it is determined that the Trustee
(i) did not act in good faith in the reasonable belief that such Trustee's action was in or not opposed to the best interests of the Trust; (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of such Trustee's duties; and (iii) in a criminal proceeding, had reasonable cause to believe that such Trustee's conduct was unlawful (collectively, "disabling conduct"). A determination that the Trustee did not engage in disabling conduct and is, therefore, entitled to indemnification may be based upon the outcome of a court action or administrative proceeding or by (a) a vote of a majority of those Trustees who are neither "interested persons" within the meaning of the 1940 Act nor parties to the proceeding or (b) an independent legal counsel in a written opinion. The Trust may also advance money for such litigation expenses provided that the Trustee undertakes to repay the Trust if his or her conduct is later determined to preclude indemnification and certain other conditions are met.

         The foregoing is only a summary of certain characteristics of the operations of the Declarations of Trust, By-Laws, Delaware and Massachusetts law and is not a complete description of those documents or law. Shareholders should refer to the provisions of such Declarations of Trust, By-Laws, Delaware and Massachusetts law directly for more complete information.

                      INFORMATION REGARDING THE INTERIM ADVISORY AGREEMENT

Introduction

         In view of the Merger discussed above, and the factors discussed below, the Board of Trustees of Blanchard Funds recommends that shareholders of Growth & Income approve the Interim Advisory Agreement. The Merger became effective on November 28, 1997. Pursuant to an order received from the SEC all fees payable under the Interim Advisory Agreement will be placed in escrow and paid to Virtus if shareholders approve the contract within 120 days of its effective date. The Interim Advisory Agreement will remain in effect until the earlier the Closing Date for the Reorganization or two years from its effective date. The terms of the Interim Advisory Agreement are essentially the same as the Previous Advisory Agreement (as defined below). The only difference between the Previous Advisory Agreement and the Interim Advisory Agreement, if approved by shareholders, is the length of time each Agreement is in effect. A description of the Interim Advisory Agreement pursuant to which Virtus continues as investment adviser to Growth & Income, as well as the services to be provided by Virtus pursuant thereto is set forth below under "Advisory Services." The description of the Interim Advisory Agreement in this Prospectus/Proxy Statement is qualified in its entirety by reference to the Interim Advisory Agreement, attached hereto as Exhibit B.

         Virtus, a Maryland corporation formed in 1995 to succeed to the business of Signet Asset Management, is an indirect wholly-owned subsidiary of First Union. Virtus' address is 707 East Main Street, Suite 1300, Richmond, Virginia 23219. Virtus has served as investment adviser pursuant to an Investment Advisory Contract dated July 12, 1995. As used herein, the Investment Advisory Agreement, as amended, for Growth & Income is referred to as the "Previous Advisory Agreement." At a meeting of the Board of Trustees of Blanchard Funds held on September 16, 1997, the Trustees, including a majority of the Independent Trustees, approved the Interim Advisory Agreement for Growth & Income.

         The Trustees have authorized Blanchard Funds, on behalf of Growth & Income, to enter into the Interim Advisory Agreement with Virtus. Such Agreement became effective on November 28, 1997. If the Interim Advisory Agreement for Growth & Income is not approved by shareholders, the Trustees will consider appropriate actions to be taken with respect to Growth & Income's investment advisory arrangements at that time. The Previous Advisory Agreement was last approved by the Trustees, including a majority of the Independent Trustees, on May 11, 1997.

Comparison of the Interim Advisory Agreement and the Previous
Advisory Agreement

         Advisory Services. The management and advisory services to be provided by Virtus under the Interim Advisory Agreement are identical to those currently provided by Virtus under the Previous Advisory Agreement. Under the Previous Advisory Agreement and Interim Advisory Agreement, Virtus is responsible for managing the Fund and overseeing the investment of its assets, subject at all times to the supervision of the Board of Trustees. Virtus selects, monitors and evaluates the Fund's sub-adviser. Virtus periodically reviews the sub-adviser's performance record and will make a change, if necessary, subject to approval of the Board of Trustees and shareholders.

         FAS currently acts as administrator of Growth & Income. FAS will continue during the term of the Interim Advisory Agreement as Growth & Income's administrator for the same compensation as currently received; except that on February 9, 1998, FAS' obligations to provide transfer agency services for Growth & Income's shareholders will terminate and such services will be provided for the same fees by Evergreen Service Company. See "Summary - Administrator."

     Fees and Expenses. The investment advisory fees and expense limitations for Growth & Income under the Previous Advisory Agreement and the Interim Advisory Agreement are identical. See "Summary - Investment Advisers and Sub- Adviser."

         Expense Reimbursement. Virtus may, if it deems appropriate, assume expenses of the Fund or class to the extent that the Fund's or classes' expenses exceed such lower expense limitation as Virtus may, by notice to the Fund, voluntarily declare to be effective.

         The Interim Advisory Agreement contains an identical provision.

         Payment of Expenses and Transaction Charges. Under the Previous Advisory Agreement, Blanchard Funds was required to pay or cause to be paid on behalf of the Fund, all of the Fund's expenses and the Fund's allocable share of Blanchard Funds' expenses.

         The Interim Advisory Agreement contains an identical provision.

         Limitation of Liability. The Previous Advisory Agreement provided that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties under the Agreement on the part of Virtus, Virtus was not liable to Blanchard Funds or to the Fund or to any shareholder for any act or omission in the course of or connected in any way with rendering services or for any losses that may be sustained in the purchase, holding or sale of any security.

         The Interim Advisory Agreement contains an identical provision.

     Termination; Assignment. The Interim Advisory Agreement provides that it may be terminated without penalty by vote of a majority of the outstanding voting securities of Growth & Income (as defined in the 1940 Act) or by a vote of the Trustees of Blanchard Funds on 60 days' written notice to Virtus or by Virtus on 60 days' written notice to Blanchard Funds. Also, the Interim Advisory Agreement will automatically terminate in the event of its assignment (as defined in the 1940 Act). The Previous Advisory Agreement contained identical provisions as to termination and assignment.

Information about Growth & Income's Investment Adviser

         Virtus, a registered investment adviser, manages, in addition to the Fund, other funds of The Virtus Funds, the Blanchard Group of Funds and three fixed income trust funds. The name and address of each executive officer and director of Virtus are set forth in Appendix A to this Prospectus/Proxy Statement.

         For the fiscal year ended October 31, 1997 and 1996 and the period from July 12, 1995 to October 31, 1995, Virtus received from Growth & Income management fees of $115,747, $85,166 and $6,416, respectively, of which all were voluntarily waived.

         The Board of Trustees considered the Interim Advisory Agreement as part of its overall approval of the Plan. The Board of Trustees considered, among other things, the factors set forth above in "Reasons for the Reorganization." The Board of Trustees also considered the fact that there were no material differences between the terms of the Interim Advisory Agreement and the terms of the Previous Advisory Agreement.

                                   THE TRUSTEES OF BLANCHARD FUNDS RECOMMEND
                               THAT THE SHAREHOLDERS OF GROWTH & INCOME APPROVE
                                        THE INTERIM ADVISORY AGREEMENT

                                            ADDITIONAL INFORMATION

         Keystone Growth and Income. Information concerning the operation and management of Keystone Growth and Income is incorporated herein by reference from the Prospectus dated December __, 1997, as supplemented, a copy of which is enclosed, and Statement of Additional Information dated December __, 1997. A copy of such Statement of Additional Information is available upon request and without charge by writing to Keystone Growth and Income at the address listed on the cover page of this Prospectus/Proxy Statement or by calling toll-free 1-800-343-2898.

         Growth & Income. Information about the Fund is included in its current Prospectus dated February 28, 1997 and in the Statement of Additional Information of the same date, that have been filed with the SEC, all of which are incorporated herein by reference. Copies of the Prospectus and Statement of Additional Information are available upon request and without charge by writing to Growth & Income at the address listed on the cover page of this Prospectus/Proxy Statement or by calling toll-free 1-800-829-3863.

         Keystone Growth and Income and Growth & Income are each subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith file reports and other information, including proxy material and charter documents, with the SEC. These items can be inspected and copies obtained at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, and at the SEC's Regional
Offices located at Northwest Atrium Center, 500 West Madison Street, Chicago, Illinois 60661-2511 and Seven World Trade Center, Suite 1300, New York, New York 10048.

                                   VOTING INFORMATION CONCERNING THE MEETING

         This Prospectus/Proxy Statement is furnished in connection with a solicitation of proxies by the Trustees of Blanchard Funds to be used at the Special Meeting of Shareholders to be held at 2:00 p.m., February 20, 1998, at the offices of the Evergreen Funds, 200 Berkeley Street, Boston, Massachusetts 02116, and at any adjournments thereof. This Prospectus/Proxy Statement, along with a Notice of the meeting and a proxy card, is first being mailed to shareholders of Growth & Income on or about January 5, 1998. Only shareholders of record as of the close of business on the Record Date will be entitled to notice of, and to vote at, the Meeting or any adjournment thereof. The holders of a majority of the outstanding shares entitled to vote, at the close of business on the Record Date, present in person or represented by proxy, will constitute a quorum for the Meeting. If the enclosed form of proxy is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked proxies will be voted FOR the proposed Restructuring, FOR the proposed Reorganization, FOR the Interim Advisory Agreement and FOR any other matters deemed appropriate. Proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote or (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but will not be counted as shares voted and will have no effect on the vote regarding the Restructuring and the Plan. However, such "broker non-votes" will have the effect of being counted as votes against the Interim Advisory Agreement which must be approved by a percentage of the shares present at the Meeting or a majority of the outstanding votes securities. A proxy may be revoked at any time on or before the Meeting by written notice to the Secretary of Blanchard Funds, Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779. Unless revoked, all valid proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, FOR approval of the Restructuring, FOR approval of the Plan and the Reorganization contemplated thereby and FOR approval of the Interim Advisory Agreement.

         Approval of the Restructuring and the Plan will require the affirmative vote of a majority of the shares voted and entitled to vote at the Meeting at which a quorum of the Fund's shares is present. Approval of the Interim Advisory Agreement will require the affirmative vote of (i) 67% or more of the outstanding voting securities if holders of more than 50% of the outstanding voting securities are present, in person or by proxy, at the Meeting, or (ii) more than 50% of the outstanding voting securities, whichever is less. Each full share outstanding is entitled to one vote and each fractional share outstanding is entitled to a proportionate share of one vote.

         Proxy solicitations will be made primarily by mail, but proxy solicitations may also be made by telephone, telegraph or personal solicitations conducted by officers and employees of Keystone or Signet, their affiliates or other representatives of Growth & Income (who will not be paid for their soliciting activities). Shareholders Communications Corporation has been engaged by Growth & Income to assist in soliciting proxies.

         If you wish to participate in the Meeting, you may submit the proxy card included with this Prospectus/Proxy Statement or attend in person. Any proxy given by you is revocable.

         In the event that sufficient votes to approve the Reorganization are not received by February 20, 1998, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any such adjournment will require an affirmative vote by the holders of a majority of the shares present in person or by proxy and entitled to vote at the Meeting. The persons named as proxies will vote upon such adjournment after consideration of all circumstances which may bear upon a decision to adjourn the Meeting.

         A shareholder who objects to the proposed Restructuring and the Reorganization will not be entitled under either Massachusetts law or the Declaration of Trust of Blanchard Funds to demand payment for, or an appraisal of, his or her shares. However, shareholders should be aware that the Restructuring and the Reorganization as proposed is not expected to result in recognition of gain or loss to shareholders for federal income tax purposes and that, if the Reorganization is consummated, shareholders will be free to redeem the shares of Keystone Growth and Income which they receive in the transaction at their then-current net asset value. Shares of Growth & Income may be redeemed at any time prior to the consummation of the Reorganization. Shareholders of Growth & Income may wish to consult their tax advisers as to any differing consequences of redeeming Fund shares prior to the Reorganization or exchanging such shares in the Reorganization.

         Growth & Income does not hold annual shareholder meetings. If the Restructuring and the Reorganization are not approved, shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of Blanchard Funds at the address set forth on the cover of this Prospectus/Proxy Statement such that they will be received by the Fund in a reasonable period of time prior to any such meeting.

         The votes of the shareholders of Keystone Growth and Income are not being solicited by this Prospectus/Proxy Statement and are not required to carry out the Reorganization.

         NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES. Please advise Growth & Income whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of this Prospectus/Proxy Statement needed to supply copies to the beneficial owners of the respective shares.

                                       FINANCIAL STATEMENTS AND EXPERTS

         The financial statements of Keystone Growth and Income as of August 31, 1997, and the financial statements and financial highlights for the periods indicated therein, have been incorporated by reference herein and in the Registration Statement in reliance upon the report of KPMG Peat Marwick

LLP, independent certified public accountants, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing.

         The financial statements and financial highlights of Growth & Income incorporated in this Prospectus/Proxy Statement by reference from the Annual Report of Growth & Income for the year ended October 31, 1997 have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report, which is incorporated herein by reference, and have been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

                                                 LEGAL MATTERS

         Certain legal matters concerning the issuance of shares of Keystone Growth and Income will be passed upon by Sullivan & Worcester LLP, Washington, D.C.

                                                OTHER BUSINESS

         The Trustees of Blanchard Funds do not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

         THE TRUSTEES OF BLANCHARD FUNDS RECOMMEND APPROVAL OF THE RESTRUCTURING, THE PLAN AND THE INTERIM ADVISORY AGREEMENT AND ANY UNMARKED PROXIES WITHOUT INSTRUCTIONS TO THE CONTRARY WILL BE VOTED IN FAVOR OF APPROVAL OF THE RESTRUCTURING, THE PLAN AND THE INTERIM ADVISORY AGREEMENT.

January 5, 1998

                                                  APPENDIX A

     The names and addresses of the principal executive officers and directors of Virtus Capital Management, Inc. are as follows:


OFFICERS:


Name                                    Address
----                                    -------
Tanya Orr Bird                          Virtus Capital Management, Inc.
                                        707 East Main Street
                                        Suite 1300
                                        Richmond, Virginia 23219
Josie Clemons Rosson                    Virtus Capital Management, Inc.
                                        707 East Main Street
                                        Suite 1300
                                        Richmond, Virginia 23219


DIRECTORS:


Name                                   Address
----                                   -------
Tanya Orr Bird                         Virtus Capital Management, Inc.
                                       707 East Main Street
                                       Suite 1300
                                       Richmond, Virginia 23219

                                                                  EXHIBIT A

                                     AGREEMENT AND PLAN OF REORGANIZATION

         THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this 26th day of November, 1997, by and between the Evergreen Equity Trust, a Delaware business trust, with its principal place of business at 200 Berkeley Street, Boston, Massachusetts 02116 (the "Trust"), with respect to the Keystone Growth and Income Fund (S-1) series (the "Acquiring Fund"), and Blanchard Funds, a Massachusetts business trust, with its principal place of business at Federated Investors Tower, Pittsburgh, Pennsylvania 15222- 3779, with respect to its Blanchard Growth & Income Fund series (the "Selling Fund").

         This Agreement is intended to be, and is adopted as, a plan of reorganization and liquidation within the meaning of Section 368(a)(1)(C) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of (i) the transfer of all of the assets of the Selling Fund in exchange solely for Class A shares of beneficial interest, $.001 par value per share, of the Acquiring Fund (the "Acquiring Fund Shares"); (ii) the assumption by the Acquiring Fund of certain identified liabilities of the Selling Fund; and (iii) the distribution, after the Closing Date hereinafter referred to, of the Acquiring Fund Shares to the shareholders of the Selling Fund in liquidation of the Selling Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

         WHEREAS, the Selling Fund and the Acquiring Fund are each a separate investment series of an open-end, registered investment company of the management type and the Selling Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

         WHEREAS, both Funds are authorized to issue their shares of beneficial interest;

         WHEREAS, the Trustees of the Trust have determined that the exchange of all of the assets of the Selling Fund for Acquiring Fund Shares and the assumption of certain identified liabilities of the Selling Fund by the Acquiring Fund on the terms and conditions hereinafter set forth are in the best interests of the Acquiring Fund's shareholders;

         WHEREAS, the Trustees of Blanchard Funds have determined that the Selling Fund should exchange all of its assets and certain identified liabilities for Acquiring Fund Shares and that the interests of the existing shareholders of the Selling Fund will not be diluted as a result of the transactions contemplated herein;

         NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

                                                   ARTICLE I

         TRANSFER OF ASSETS OF THE SELLING FUND IN EXCHANGE FOR
         THE ACQUIRING FUND SHARES AND ASSUMPTION OF SELLING FUND
             LIABILITIES AND LIQUIDATION OF THE SELLING FUND

         1.1 THE EXCHANGE. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Selling Fund agrees to transfer all of the Selling Fund's assets as set forth in paragraph 1.2 to the Acquiring Fund. The Acquiring Fund agrees in exchange therefor (i) to deliver to the Selling Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, determined by multiplying the shares outstanding of each class of the Selling Fund by the ratio computed by dividing the net asset value per share of each such class of the Selling Fund by the net asset value per share of the corresponding class of Acquiring Fund Shares computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume certain identified liabilities of the Selling Fund, as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing Date").

         1.2 ASSETS TO BE ACQUIRED. The assets of the Selling Fund to be acquired by the Acquiring Fund shall consist of all property, including, without limitation, all cash, securities, commodities, and interests in futures and dividends or interest receivables, that is owned by the Selling Fund and any deferred or prepaid expenses shown as an asset on the books of the Selling Fund on the Closing Date.

         The Selling Fund has provided the Acquiring Fund with its most recent audited financial statements, which contain a list of all of Selling Fund's assets as of the date thereof. The Selling Fund hereby represents that as of the date of the execution of this Agreement there have been no changes in its financial position as reflected in said financial statements other than those occurring in the ordinary course of its business in connection with the purchase and sale of securities and the payment of its normal operating expenses.

         The Acquiring Fund will, within a reasonable time prior to the Closing Date, furnish the Selling Fund with a list of the securities, if any, on the Selling Fund's list referred to in the second sentence of this paragraph that do not conform to the Acquiring Fund's investment objectives, policies, and restrictions. The Selling Fund will, within a reasonable time prior to the Closing Date, furnish the Acquiring Fund with a list of its portfolio securities and other investments. In the event that the Selling Fund holds any investments that the Acquiring Fund may not hold, the Selling Fund, if requested by the Acquiring Fund, will dispose of such securities prior to the Closing Date. In addition, if it is determined that the Selling Fund and the Acquiring Fund portfolios, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Selling Fund if requested by the Acquiring Fund will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. Notwithstanding the foregoing, nothing herein shall require the Selling Fund to dispose of any investments or securities if, in the reasonable judgment of the Selling Fund, such disposition would adversely affect the tax-free nature of the Reorganization or would violate the Selling Fund's fiduciary duty to its shareholders.

         1.3 LIABILITIES TO BE ASSUMED. The Selling Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall assume only those liabilities, expenses, costs, charges and reserves reflected on a Statement of Assets and Liabilities of the Selling Fund prepared on behalf of the Selling Fund, as of the Valuation Date (as defined in paragraph 2.1), in accordance with generally accepted accounting principles consistently applied from the prior audited period. The Acquiring Fund shall assume only those liabilities of the Selling Fund reflected in such Statement of Assets and Liabilities and shall not assume any other liabilities, whether absolute or contingent, known or unknown, accrued or unaccrued, all of which shall remain the obligation of the Selling Fund.

         In addition, upon completion of the Reorganization, for purposes of calculating the maximum amount of sales charges (including asset based sales charges) permitted to be imposed by the Acquiring Fund under the National Association of Securities Dealers, Inc. Conduct Rule 2830 ("Aggregate NASD

Cap"), the Acquiring Fund will add to its Aggregate NASD Cap immediately prior to the Reorganization the Aggregate NASD Cap of the Selling Fund immediately prior to the Reorganization, in each case calculated in accordance with such Rule 2830.

         1.4 LIQUIDATION AND DISTRIBUTION. On or as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), (a) the Selling Fund will liquidate and distribute pro rata to the Selling Fund's shareholders of record, determined as of the close of business on the Valuation Date (the "Selling Fund Shareholders"), the Acquiring Fund Shares received by the Selling Fund pursuant to paragraph 1.1; and (b) the Selling Fund will thereupon proceed to dissolve as set forth in paragraph 1.8 below. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Selling Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Selling Fund Shareholders and representing the respective pro rata number of the Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Selling Fund will simultaneously be canceled on the books of the Selling Fund. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

         1.5 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Shares of the Acquiring Fund will be issued in the manner described in the combined Prospectus and Proxy Statement on Form N-14 to be distributed to shareholders of the Selling Fund as described in paragraph 5.7.

         1.6 TRANSFER TAXES. Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Selling Fund shares on the books of the Selling Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

         1.7 REPORTING RESPONSIBILITY. Any reporting responsibility of the Selling Fund is and shall remain the responsibility of the Selling Fund up to and including the Closing Date and such later date on which the Selling Fund is terminated.

         1.8  TERMINATION.   The  Selling  Fund  shall  be  terminated  promptly
following the Closing Date and the making of all distributions pursuant to paragraph 1.4.

                                                  ARTICLE II

                                                   VALUATION

         2.1 VALUATION OF ASSETS. The value of the Selling Fund's assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of business on the New York Stock Exchange on the business day next preceding the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Trust's Declaration of Trust and the Acquiring Fund's then current prospectuses and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the parties.

         2.2 VALUATION OF SHARES. The net asset value per share of the Acquiring Fund Shares shall be the net asset value per share computed as of the close of business on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the Trust's Declaration of Trust and the Acquiring Fund's then current prospectuses and statement of additional information.

         2.3 SHARES TO BE ISSUED. The number of the Acquiring Fund Shares of each class to be issued (including fractional shares, if any) in exchange for the Selling Fund's assets shall be determined by multiplying the shares outstanding of each class of the Selling Fund by the ratio computed by dividing the net asset value per share of the Selling Fund attributable to each of its classes by the net asset value per share of the respective classes of the Acquiring Fund determined in accordance with paragraph 2.2. Holders of shares of the Selling Fund will receive Class A shares of the Acquiring Fund.

         2.4 DETERMINATION OF VALUE. All computations of value shall be made by State Street Bank and Trust Company in accordance with its regular practice in pricing the shares and assets of the Acquiring Fund.

                                                  ARTICLE III

                                           CLOSING AND CLOSING DATE

         3.1 CLOSING DATE. The Closing (the "Closing") shall take place on or about February 27, 1998 or such other date as the parties may agree to in writing (the "Closing Date"). All acts taking place at the Closing shall be deemed to take place simultaneously immediately prior to the opening of business on the Closing Date unless otherwise provided. The Closing shall be held as of 9:00 a.m. at the offices of the Evergreen Funds, 200 Berkeley Street, Boston, MA 02116, or at such other time and/or place as the parties may agree.

         3.2 CUSTODIAN'S CERTIFICATE. Invesetors Bank and Trust Co., as custodian for the Growth and Income Portfolio (the "Custodian"), shall deliver at the Closing a certificate of an authorized officer stating that (a) the Selling Fund's portfolio securities, cash, and any other assets shall have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Selling Fund.

         3.3 EFFECT OF SUSPENSION IN TRADING. In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Selling Fund shall be closed to trading or trading thereon shall be restricted; or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Selling Fund is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

         3.4 TRANSFER AGENT'S CERTIFICATE. Evergreen Service Company, as transfer agent for the Selling Fund as of the Closing Date shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Selling Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver or cause Evergreen Service Company, its transfer agent as of the Closing Date, to issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Secretary of Blanchard Funds or provide evidence satisfactory to the Selling Fund that such Acquiring Fund Shares have been credited to the Selling Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts and other documents as such other party or its counsel may reasonably request.

                                                  ARTICLE IV

                                        REPRESENTATIONS AND WARRANTIES

     4.1 REPRESENTATIONS OF THE SELLING FUND. The Selling Fund represents and warrants to the Acquiring Fund as follows:

                  (a) The Selling Fund is a separate investment series of a Massachusetts business trust duly organized, validly existing, and in good standing under the laws of The Commonwealth of Massachusetts.

                  (b) The Selling Fund is a separate investment series of a Massachusetts business trust that is registered as an investment company classified as a management company of the open-end type, and its registration with the Securities and Exchange Commission (the "Commission") as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), is in full force and effect.

                  (c) The current prospectuses and statement of additional information of the Selling Fund conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (d) The Selling Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result, in violation of any provision of Blanchard Funds' Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Selling Fund is a party or by which it is bound.

                  (e) The Selling Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date, except for liabilities, if any, to be discharged or reflected on the Statement of Assets and Liabilities as provided in paragraph 1.3 hereof.

                  (f) Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Selling Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Selling Fund to carry out the transactions contemplated by this Agreement. The Selling Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

                  (g) The financial statements of the Selling Fund at October 31, 1997 are in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Selling Fund as of such date, and there are no known contingent liabilities of the Selling Fund as of such date not disclosed therein.

                  (h) Since October 31, 1997 there has not been any material adverse change in the Selling Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Selling Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (h), a decline in the net asset value of the Selling Fund shall not constitute a material adverse change.

                  (i) At the Closing Date, all federal and other tax returns and reports of the Selling Fund required by law to have been filed by such dates shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid, or provision shall have been made for the payment thereof. To the best of the Selling Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

                  (j) For each fiscal year of its operation, the Selling Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has distributed in each such year all net investment income and realized capital gains.

                  (k) All issued and outstanding shares of the Selling Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Selling Fund (except that, under Massachusetts law, Selling Fund Shareholders could under certain circumstances be held personally liable for obligations of the Selling Fund). All of the issued and outstanding shares of the Selling Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.4. The Selling Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any of the Selling Fund shares, nor is there outstanding any security convertible into any of the Selling Fund shares.

                  (l) At the Closing Date, the Selling Fund will have good and marketable title to the Selling Fund's assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2 and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, and, upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund and accepted by the Acquiring Fund.

                  (m) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Selling Fund and, subject to approval by the Selling Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Selling Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

                  (n) The information to be furnished by the Selling Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

                  (o) The Proxy Statement of the Selling Fund to be included in the Registration Statement (as defined in paragraph 5.7)(other than information therein that relates to the Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

     4.2.1 REPRESENTATIONS OF THE ACQUIRING FUND. The Acquiring Fund represents and warrants to the Selling Fund as follows:

                  (a) The Acquiring Fund is a separate investment series of a Delaware business trust duly organized, validly existing and in good standing under the laws of the State of Delaware.

                  (b) The Acquiring Fund is a separate investment series of a Delaware business trust that is registered as an investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect.

                  (c) The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in violation of the Trust's Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

                  (e) Except as otherwise disclosed in writing to the Selling Fund and accepted by the Selling Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition and the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

                  (f) The financial statements of the Acquiring Fund at August 31, 1997 are in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Selling Fund) fairly reflect the financial condition of the Acquiring Fund as of such date, and there are no known contingent liabilities of the Acquiring Fund as of such date not disclosed therein.

                  (g) Since August 31, 1997 there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Selling Fund. For the purposes of this subparagraph (g), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

                  (h) At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law then to be filed by such dates shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid or provision shall have been made for the payment thereof. To the best of the Acquiring Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

                  (i) For each fiscal year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has distributed in each such year all net investment income and realized capital gains.

                  (j) All issued and outstanding Acquiring Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. The Acquiring Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

                  (k) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring

Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

                  (l) The Acquiring Fund Shares to be issued and delivered to the Selling Fund, for the account of the Selling Fund Shareholders, pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable.

                  (m) The information to be furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto.

                  (n) The Prospectus and Proxy Statement (as defined in paragraph 5.7) to be included in the Registration Statement (only insofar as it relates to the Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

                  (o) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

     4.2.2 REPRESENTATIONS OF PREDECESSOR FUND. The representations and warranties set forth in Section 4.2.1 shall be deemed to include, to the extent applicable, representations and warranties made by and on behalf of Keystone Growth and Income Fund (S-1) (the "Predecessor Fund"), a Pennsylvania common law trust, as of the date hereof. The Acquiring Fund shall deliver to the Selling Fund a certificate of the Predecessor Fund of even date making the representations set forth in Section 4.2.1 with respect to the Predecessor Fund to the extent applicable to the Predecessor Fund as of the date hereof.

                                                   ARTICLE V

                 COVENANTS OF THE ACQUIRING FUND AND THE SELLING FUND

         5.1 OPERATION IN ORDINARY COURSE. The Acquiring Fund and the Selling Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions.

         5.2 APPROVAL OF SHAREHOLDERS. Blanchard Funds will call a meeting of the Selling Fund Shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

         5.3 INVESTMENT REPRESENTATION. The Selling Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

         5.4 ADDITIONAL INFORMATION. The Selling Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Selling Fund shares.

         5.5 FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund and the Selling Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

         5.6 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within sixty days after the Closing Date, the Selling Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Selling Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, and which will be reviewed by KPMG Peat Marwick LLP and certified by Blanchard Funds' President and Treasurer.

         5.7 PREPARATION OF FORM N-14 REGISTRATION STATEMENT. The Selling Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which will include the proxy statement, referred to in paragraph 4.1(o) (the "Prospectus and Proxy Statement"), all to be included in a Registration Statement on Form N-14 of the Acquiring Fund (the "Registration Statement"), in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the 1940 Act in connection with the meeting of the Selling Fund Shareholders to consider approval of this Agreement and the transactions contemplated herein.

         5.8 CAPITAL LOSS CARRYFORWARDS. As promptly as practicable, but in any case within sixty days after the Closing Date, the Acquiring Fund and the Selling Fund shall cause KPMG Peat Marwick LLP to issue a letter addressed to the Acquiring Fund and the Selling Fund, in form and substance satisfactory to the Funds, setting forth the federal income tax implications relating to capital loss carryforwards (if any) of the Selling Fund and the related impact, if any, of the proposed transfer of all of the assets of the Selling Fund to the Acquiring Fund and the ultimate dissolution of the Selling Fund, upon the shareholders of the Selling Fund.

                                                  ARTICLE VI

              CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SELLING FUND

         The obligations of the Selling Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

         6.1 All representations, covenants, and warranties of the Acquiring Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Acquiring Fund shall have delivered to the Selling Fund a certificate executed in its name by the Trust's President or Vice President and its Treasurer or Assistant Treasurer, in form and substance reasonably satisfactory to the Selling Fund and dated as of the Closing Date, to such effect and as to such other matters as the Selling Fund shall reasonably request.

         6.2 The Selling Fund shall have received on the Closing Date an opinion from Sullivan & Worcester LLP, counsel to the Acquiring Fund, dated as of the Closing Date, in a form reasonably satisfactory to the Selling Fund, covering the following points:

                  (a) The Acquiring Fund is a separate investment series of a Delaware business trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has the power to own all of its properties and assets and to carry on its business as presently conducted.

                  (b) The Acquiring Fund is a separate investment series of a Delaware business trust registered as an investment company under the 1940 Act, and, to such counsel's knowledge, such registration with the Commission as an investment company under the 1940 Act is in full force and effect.

                  (c) This Agreement has been duly authorized, executed, and delivered by the Acquiring Fund, and, assuming due authorization, execution and delivery of this Agreement by the Selling Fund, is a valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights generally and to general equity principles.

                  (d) Assuming that a consideration therefor not less than the net asset value thereof has been paid, the Acquiring Fund Shares to be issued and delivered to the Selling Fund on behalf of the Selling Fund Shareholders as provided by this Agreement are duly authorized and upon such delivery will be legally issued and outstanding and fully paid and non-assessable. No shareholder of the Acquiring Fund has any preemptive rights in respect thereof.

                  (e) The Registration Statement, to such counsel's knowledge, has been declared effective by the Commission and no stop order under the 1933 Act pertaining thereto has been issued, and to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required for consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and as may be required under state securities laws.

                  (f) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the Trust's Declaration of Trust or By-Laws or any provision of any material agreement, indenture, instrument, contract, lease or other undertaking (in each case known to such counsel) to which the Acquiring Fund is a party or by which it or any of its properties may be bound or to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment, or decree to which the Acquiring Fund is a party or by which it is bound.

                  (g) Only insofar as they relate to the Acquiring Fund, the descriptions in the Prospectus and Proxy Statement of statutes, legal and governmental proceedings and material contracts, if any, are accurate and fairly present the information required to be shown.

                  (h) Such counsel does not know of any legal or governmental proceedings, only insofar as they relate to the Acquiring Fund, existing on or before the effective date of the Registration Statement or the Closing Date required to be described in the Registration Statement or to be filed as exhibits to the Registration Statement which are not described or filed as required.

                  (i) To  the  knowledge  of  such  counsel,  no  litigation  or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Fund or any of its properties or assets and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business, other than as previously disclosed in the Registration Statement.

         Such counsel shall also state that they have participated in conferences with officers and other representatives of the Acquiring Fund at which the contents of the Prospectus and Proxy Statement and related matters were discussed and, although they are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Prospectus and Proxy Statement (except to the extent indicated in paragraph (g) of their above opinion), on the basis of the foregoing (relying as to materiality to a large extent upon the opinions of the Trust's officers and other representatives of the Acquiring Fund), no facts have come to their attention that lead them to believe that the Prospectus and Proxy Statement as of its date, as of the date of the Selling Fund Shareholders' meeting, and as of the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein regarding the Acquiring Fund or necessary, in the light of the circumstances under which they were made, to make the statements therein regarding the Acquiring Fund not misleading. Such opinion may state that such counsel does not express any opinion or belief as to the financial statements or any financial or statistical data, or as to the information relating to the Selling Fund, contained in the Prospectus and Proxy Statement or the Registration Statement, and that such opinion is solely for the benefit of Blanchard Funds and the Selling Fund. Such opinion shall contain such other assumptions and limitations as shall be in the opinion of Sullivan & Worcester LLP appropriate to render the opinions expressed therein.

         In this paragraph 6.2, references to Prospectus and Proxy Statement include and relate to only the text of such Prospectus and Proxy Statement and not to any exhibits or attachments thereto or to any documents incorporated by reference therein.

         6.3 The merger between First Union Corporation and Signet Banking Corporation shall be completed prior to the Closing Date.

         6.4 The acquisition of the assets of the Predecessor Fund by the Acquiring Fund shall have been completed prior to the Closing Date.

                                                  ARTICLE VII

             CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

         The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Selling Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

         7.1 All representations, covenants, and warranties of the Selling Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Selling Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by Blanchard Funds' President or Vice President and the Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

         7.2 The Selling Fund shall have delivered to the Acquiring Fund a statement of the Selling Fund's assets and liabilities, together with a list of the Selling Fund's portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of Blanchard Funds.

         7.3.1 The Acquiring Fund shall have received on the Closing Date an opinion of Dickstein Shapiro Morin & Oshinsky LLP, counsel to the Selling Fund, in a form satisfactory to the Acquiring Fund covering the following points:

                  (a) The Selling Fund is a separate investment series of a Massachusetts business trust duly organized, validly existing and in good standing under the laws of The Commonwealth of Massachusetts and has the power to own all of its properties and assets and to carry on its business as presently conducted.

                  (b) The Selling Fund is a separate investment series of a Massachusetts business trust registered as an investment company under the 1940 Act, and, to such counsel's knowledge, such registration with the Commission as an investment company under the 1940 Act is in full force and effect.

                  (c) This Agreement has been duly authorized, executed and delivered by the Selling Fund, and, assuming due authorization, execution, and delivery of this Agreement by the Acquiring Fund, is a valid and binding obligation of the Selling Fund enforceable against the Selling Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and to general equity principles.

                  (d) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or The Commonwealth of Massachusetts is required for consummation by the Selling Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and as may be required under state securities laws.

                  (e) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of Blanchard Funds' Declaration of Trust or By-laws, or any provision of any material agreement, indenture, instrument, contract, lease or other undertaking (in each case known to such counsel) to which the Selling Fund is a party or by which it or any of its properties may be bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment, or decree to which the Selling Fund is a party or by which it is bound.

                  (f) The descriptions in the Prospectus and Proxy Statement of this Agreement, as set forth under the caption "Reasons for the Reorganization - Agreement and Plan of Reorganization," the Interim Advisory Agreement and the Previous Advisory Agreement, as set forth under the caption "Information Regarding the Interim Advisory Agreement," the Interim Sub-Advisory Agreement and the Previous Sub-Advisory Agreement, as set forth under the caption "Information Regarding the Interim Sub-Advisory Agreement" and the description of voting requirements applicable to approval of the Interim Advisory Agreement and Interim Sub-Advisory Agreement, as set forth under the caption "Voting Information Concerning the Meeting," insofar as the latter constitutes a summary of applicable voting requirements under the Investment Company Act of 1940, as amended, are, in each case, accurate and fairly present the information required to be shown by the applicable requirements of Form N-14.

                  (g) Such counsel does not know of any legal or governmental proceedings, insofar as they relate to the Selling Fund existing on or before the date of mailing of the Prospectus and Proxy Statement and the Closing Date, required to be described in the Prospectus and Proxy Statement or to be filed as an exhibit to the Registration Statement which are not described or filed as required.

                  (h) To  the  knowledge  of  such  counsel,  no  litigation  or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Selling Fund or any of its respective properties or assets and the Selling Fund is neither a party to nor subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business other than as previously disclosed in the Prospectus and Proxy Statement.

         7.3.2 The Acquiring Fund shall have received on the closing Date an opinion of C. Grant Anderson, Esq., Assistant Secretary of the Blanchard Funds, in form satisfactory to the Acquiring Fund as follows: Assuming that a consideration therefor of not less than the net asset value thereof has been paid, and assuming that such shares were issued in accordance with the terms of the Selling Fund's registration statement, or any amendment thereto, in effect at the time of such issuance, all issued and outstanding shares of the Selling Fund are legally issued and fully paid and non-assessable (except that, under Massachusetts law, Selling Fund

Shareholders could under certain circumstances be held personally liable for obligations of the Selling Fund).

         Mr. Anderson shall also state that he has reviewed and is familiar with the contents of the Prospectus and Proxy Statement and, although he is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Prospectus and Proxy Statement on the basis of the foregoing, no facts have come to his attention that lead him to believe that the Prospectus and Proxy Statement as of its date, as of the date of the Selling Fund Shareholders' meeting, and as of the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein regarding the Selling Fund or necessary, in the light of the circumstances under which they were made, to make the statements therein regarding the Selling Fund not misleading. Such opinion may state that he does not express any opinion or belief as to the financial statements or any financial or statistical data, or as to the information relating to the Acquiring Fund, contained in the Prospectus and Proxy Statement or Registration Statement.

         The opinions set forth in paragraphs 7.3.1 and 7.3.2 may state that such opinions are solely for the benefit of the Acquiring Fund. Such opinions shall contain such other assumptions and limitations as shall be in the opinion of Dickstein Shapiro Morin & Oshinsky LLP and C. Grant Anderson, as applicable, appropriate to render the opinions expressed therein, and shall indicate, with respect to matters of Massachusetts law, that as Dickstein Shapiro Morin & Oshinsky LLP and C. Grant Anderson are not admitted to the bar of Massachusetts, such opinions are based either upon the review of published statutes, cases and rules and regulations of the Commonwealth of Massachusetts or upon an opinion of Massachusetts counsel.

         In this paragraph 7.3, references to Prospectus and Proxy Statement include and relate to only the text of such Prospectus and Proxy Statement and not to any exhibits or attachments thereto or to any documents incorporated by reference therein.

         7.4 The merger between First Union Corporation and Signet Banking Corporation shall be completed prior to the Closing Date.

                                                 ARTICLE VIII

           FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING

                                           FUND AND THE SELLING FUND

         If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Selling Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

         8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Selling Fund in accordance with the provisions of Blanchard Funds' Declaration of Trust and By-Laws and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Selling Fund may waive the conditions set forth in this paragraph 8.1.

         8.2 On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act and no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

         8.3 All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky securities authorities, including any necessary "no-action" positions of and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Selling Fund, provided that either party hereto may for itself waive any of such conditions.

         8.4 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

         8.5 The Selling Fund shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the Selling Fund Shareholders all of the Selling Fund's net investment company taxable income for all taxable periods ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid) and all of its net capital gains realized in all taxable periods ending on or prior to the Closing Date (after reduction for any capital loss carryforward).

         8.6 The parties shall have  received a favorable  opinion of Sullivan &
Worcester   LLP,   addressed  to  the  Acquiring   Fund  and  the  Selling  Fund
substantially to the effect that for federal income tax purposes:

                  (a) The transfer of all of the Selling Fund assets in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of certain stated liabilities of the Selling Fund followed by the distribution of the Acquiring Fund Shares to the Selling Fund in dissolution and liquidation of the Selling Fund will constitute a "reorganization" within the meaning of
Section 368(a)(1)(C) of the Code and the Acquiring Fund and the Selling Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code.

                  (b) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Selling Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of certain stated liabilities of the Selling Fund.

                  (c) No gain or loss will be recognized by the Selling Fund upon the transfer of the Selling Fund assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of certain stated liabilities of the Selling Fund or upon the distribution (whether actual or constructive) of the Acquiring Fund Shares to Selling Fund Shareholders in exchange for their shares of the Selling Fund.

                  (d) No gain or loss will be recognized by the Selling Fund Shareholders upon the exchange of their Selling Fund shares for the Acquiring Fund Shares in liquidation of the Selling Fund.

                  (e) The aggregate tax basis for the Acquiring Fund Shares received by each Selling Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Selling Fund shares held by such shareholder immediately prior to the Reorganization, and the holding period of the Acquiring Fund Shares to be received by each Selling Fund Shareholder will include the period during which the Selling Fund shares exchanged therefor were held by such shareholder (provided the Selling Fund shares were held as capital assets on the date of the Reorganization).

                  (f) The tax basis of the Selling Fund assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Selling Fund immediately prior to the Reorganization, and the holding period of the assets of the Selling Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Selling Fund.

         Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Selling Fund may waive the conditions set forth in this paragraph 8.6.

         8.7 The Acquiring Fund shall have received from KPMG Peat Marwick LLP a letter addressed to the Acquiring Fund, in form and substance satisfactory to the Acquiring Fund, to the effect that:

                  (a) they are independent certified public accountants with respect to the Selling Fund within the meaning of the 1933 Act and the applicable published rules and regulations thereunder;

                  (b) on the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the Capitalization Table appearing in the Registration Statement and Prospectus and Proxy Statement has been obtained from and is consistent with the accounting records of the Selling Fund;

                  (c) on the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the data utilized in the calculations of the projected expense ratios appearing in the Registration Statement and Prospectus and Proxy Statement agree with underlying accounting records of the Selling Fund or with written estimates by Selling Fund's management and were found to be mathematically correct.

         In addition, the Acquiring Fund shall have received from KPMG Peat Marwick LLP a letter addressed to the Acquiring Fund dated on the Closing Date, in form and substance satisfactory to the Acquiring Fund, to the effect, that on the basis of limited procedures agreed upon by the Acquiring Fund (but not an examination in accordance with generally accepted auditing standards), the calculation of net asset value per share of the Selling Fund as of the Valuation Date was determined in accordance with generally accepted accounting practices and the portfolio valuation practices of the Acquiring Fund.

         8.8 The Selling Fund shall have received from KPMG Peat Marwick LLP a letter addressed to the Selling Fund, in form and substance satisfactory to the Selling Fund, to the effect that:

                  (a) they are independent certified public accountants with respect to the Acquiring Fund within the meaning of the 1933 Act and the applicable published rules and regulations thereunder;

                  (b) on the basis of limited procedures agreed upon by the Selling Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the Capitalization Table appearing in the Registration Statement and Prospectus and Proxy Statement has been obtained from and is consistent with the accounting records of the Acquiring Fund; and

                  (c) on the basis of limited procedures agreed upon by the Selling Fund (but not an examination in accordance with generally accepted auditing standards), the data utilized in the calculations of the projected expense ratio appearing in the Registration Statement and Prospectus and Proxy Statement agree with written estimates by each Fund's management and were found to be mathematically correct.

                                                  ARTICLE IX

                                                   EXPENSES

         9.1 Except as otherwise provided for herein, all expenses of the transactions contemplated by this Agreement incurred by the Selling Fund and the Acquiring Fund will be borne by First Union National Bank. Such expenses include, without limitation, (a) expenses incurred in connection with the entering into and the carrying out of the provisions of this Agreement; (b) expenses associated with the preparation and filing of the Registration Statement under the 1933 Act covering the Acquiring Fund Shares to be issued pursuant to the provisions of this Agreement; (c) registration or qualification fees and expenses of preparing and filing such forms as are necessary under applicable state securities laws to qualify the Acquiring Fund Shares to be issued in connection herewith in each state in which the Selling Fund Shareholders are resident as of the date of the mailing of the Prospectus and Proxy Statement to such shareholders; (d) postage;
(e) printing; (f) accounting fees; (g) legal fees; and (h) solicitation costs of the transaction. Notwithstanding the foregoing, the Acquiring Fund shall pay its own federal and state registration fees.

                                                   ARTICLE X

                                   ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

         10.1 The Acquiring Fund and the Selling Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

         10.2 The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.

                                                  ARTICLE XI

                                                  TERMINATION

         11.1 This Agreement may be terminated by the mutual agreement of the Acquiring Fund and the Selling Fund. In addition, either the Acquiring Fund or the Selling Fund may at its option terminate this Agreement at or prior to the Closing Date because:

                  (a) of a breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date, if not cured within 30 days; or

                  (b) a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

         11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of either the Acquiring Fund, the Selling Fund, the Trust, Blanchard Funds, the respective Trustees or officers, to the other party or its Trustees or officers.

                                                  ARTICLE XII

                                                  AMENDMENTS

         This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Selling Fund and the Acquiring Fund; provided, however, that following the meeting of the Selling Fund Shareholders called by the Selling Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Selling Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

                                                 ARTICLE XIII

                              HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
                                            LIMITATION OF LIABILITY

         13.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

         13.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws provisions thereof; provided, however, that the due authorization, execution and delivery of this Agreement, in the case of the Selling Fund, shall be governed and construed in accordance with the laws of the Commonwealth of Massachusetts, without giving effect to the conflicts of laws provisions thereof.

         13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

         13.5 It is expressly agreed that the obligations of the Selling Fund and the Acquiring Fund hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of Blanchard Funds or the Evergreen Equity Trust personally, but shall bind only the trust property of the Selling Fund and the Acquiring Fund, as provided in the Declarations of Trust of Blanchard Funds and the Trust. The execution and delivery of this Agreement have been authorized by the Trustees of Blanchard Funds on behalf of the Selling Fund and the Trust on behalf of the Acquiring Fund and signed by authorized officers of Blanchard Funds and the Trust, acting as such, and neither such authorization by such Trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Selling Fund and the Acquiring Fund as provided in the Declarations of Trust of Blanchard Funds and the Trust.

         IN WITNESS WHEREOF, the parties have duly executed and sealed this Agreement, all as of the date first written above.



                                     EVERGREEN EQUITY TRUST
                                     ON BEHALF OF KEYSTONE GROWTH AND
                                     INCOME FUND (S-1) By:

                                     Name:

                                     Title:



                                     BLANCHARD FUNDS
                                     ON BEHALF OF BLANCHARD GROWTH &
                                     INCOME FUND
                                     By:

                                     Name:

                                     Title:

                                                             EXHIBIT B

                                                BLANCHARD FUNDS

                                          INTERIM MANAGEMENT CONTRACT

         This Contract is made this 28th day of November, 1997 between Virtus Capital Management, Inc., a Maryland corporation having its principal place of business in Richmond, Virginia (the "Manager"), and Blanchard Funds, a Massachusetts business trust having its principal place of business in Pittsburgh, Pennsylvania (the "Trust").

         WHEREAS the Trust is an open-end management investment company as that term is defined in the Investment Company Act of 1940, as amended, and is registered as such with the Securities and Exchange Commission; and

         WHEREAS Manager is engaged in the business of rendering investment advisory and management services.

         NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

         1. The Trust hereby appoints Manager as manager for each of the portfolios ("Funds") of the Trust which executes an exhibit to this Contract, and Manager accepts the appointments. Subject to the direction of the Trustees of the Trust, Manager shall provide or procure on behalf of each of the Funds all management and administrative services. In carrying out its obligations under this paragraph, the Manager shall; (i) provide or arrange for investment research and supervision of the investments of the Funds; (ii) select and evaluate the performance of each Fund's Portfolio Sub-Adviser; (iii) select and evaluate the performance of the Administrator; and (iv) conduct or arrange for a continuous program of appropriate sale or other disposition and reinvestment of each Fund's assets.

         2. Manager, in its supervision of the investments of each of the Funds, will be guided by each of the Fund's investment objective and policies and the provisions and restrictions contained in the Declaration of Trust and By-Laws of the Trust and as set forth in the Registration Statements and exhibits as may be on file with the Securities and Exchange Commission.

         3. Each Fund shall pay or cause to be paid all of its own expenses and its allocable share of Trust expenses, including, without limitation, the expenses of organizing the

Trust and continuing its existence; fees and expenses of Trustees and officers of the Trust; fees for management services and administrative personnel and services; expenses incurred in the distribution of its shares ("Shares"), including expenses of administrative support services; fees and expenses of preparing and printing its Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940, as amended, and any amendments thereto; expenses of registering and qualifying the Trust, the Funds, and Shares of the Funds under federal and state laws and regulations; expenses of preparing, printing, and distributing prospectuses (and any amendments thereto) to shareholders; interest expense, taxes, fees, and commissions of every kind; expenses of issue (including cost of Share certificates), purchase, repurchase, and redemption of Shares, including expenses attributable to a program of periodic issue; charges and expenses of custodians, transfer agents, dividend disbursing agents, shareholder servicing agents, and registrars; printing and mailing costs, auditing, accounting, and legal expenses; reports to shareholders and governmental officers and commissions; expenses of meetings of Trustees and shareholders and proxy solicitations therefor; insurance expenses; association membership dues and such nonrecurring items as may arise, including all losses and liabilities incurred in administering the Trust and the Funds. Each Fund will also pay its allocable share of such extraordinary expenses as may arise including expenses incurred in connection with litigation, proceedings, and claims and the legal obligations of the Trust to indemnify its officers and Trustees and agents with respect thereto.

         4. Each of the Funds shall pay to Manager, for all services rendered to each Fund by Manager hereunder, the fees set forth in the exhibits attached hereto.

         5. If, for any fiscal year, the total of all ordinary business expenses of the Fund, including all investment advisory fees but excluding distribution fees, taxes, interest and extraordinary expenses and certain other excludable expenses, would exceed the most restrictive expense limits imposed by any statute or regulatory authority of any jurisdiction in which Shares of the Fund are offered for sale Manager shall reduce its management fee in order to reduce such excess expenses, but will not be required to reimburse the Fund for any ordinary business expenses which exceed the amount of its management fee for such fiscal year. The amount of any such reduction is to be borne by the Manager and shall be deducted from the monthly management fee otherwise payable to the Manager during such fiscal year. For the purposes of this paragraph, the term "fiscal year" shall exclude the portion of the current fiscal year which shall have elapsed prior to the date hereof and shall include the portion of the then current fiscal year which shall have elapsed at the date of termination of this Agreement.

         6. The net asset value of each Fund's Shares as used herein will be calculated to the nearest 1/10th of one cent.

         7. The Manager may from time to time and for such periods as it deems appropriate reduce its compensation (and, if appropriate, assume expenses of one or more of the Funds) to the extent that any Fund's expenses exceed such lower expense limitation as the Manger may, by notice to the Fund, voluntarily declare to be effective.

         8. This Contract shall begin for each Fund as of the date of execution of the applicable exhibit and shall continue in effect with respect to each Fund presently set forth on an exhibit (and any subsequent Funds added pursuant to an exhibit during the initial term of this Contract) until the earlier of the Closing Date defined in the Agreement and Plan of Reorganization dated as of November 26, 1997 with respect to each Fund or for two years from the date of this Contract set forth above and thereafter for successive periods of one year, subject to the provisions for termination and all of the other terms and conditions hereof if: (a) such continuation shall be specifically approved at least annually by the vote of a majority of the Trustees of the Trust, including a majority of the Trustees who are not parties to this Contract or interested persons of any such party cast in person at a meeting called for that purpose; and (b) Manager shall not have notified a Fund in writing at least sixty (60) days prior to the anniversary date of this Contract in any year thereafter that it does not desire such continuation with respect to that Fund. If a Fund is added after the first approval by the Trustees as described above, this Contract will be effective as to that Fund upon execution of the applicable exhibit and will continue in effect until the next annual approval of the Contract by the Trustees and thereafter for successive periods of one year, subject to approval as described above.

         9. Notwithstanding any provision in this Contract, it may be terminated at any time with respect to any Fund, without the payment of any penalty, by the Trustees of the Trust or by a vote of the shareholders of that Fund on sixty
(60) days' written notice to Manager.

         10.   This   Contract   may  not  be  assigned  by  Manager  and  shall
automatically terminate in the event of any assignment.

Manager may employ or contract with such other person, persons, corporation, or corporations at its own cost and expense as it shall determine in order to assist it in carrying out this Contract.

         11. In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties under this Contract on the part of Manager, Manager shall not be liable to the Trust or to any of the Funds or to any shareholder for any act or omission in the course of or connected in any way with rendering services or for any losses that may be sustained in the purchase, holding, or sale of any security.

         12. This Contract may be amended at any time by agreement of the parties provided that the amendment shall be approved both by the vote of a majority of the Trustees of the Trust, including a majority of the Trustees who are not parties to this Contract or interested persons of any such party to this Contract (other than as Trustees of the Trust) cast in person at a meeting called for that purpose, and where required by Section 15(a)(2) of the Act, on behalf of a Fund by a majority of the outstanding voting securities of such Fund as defined in Section 2(a)(42) of the Act.

         13. The Manager acknowledges that all sales literature for investment companies (such as the Trust) are subject to strict regulatory oversight. The Manager agrees to submit any proposed sales literature for the Trust (or any Fund) or for itself or its affiliates which mentions the Trust (or any Fund) to the Trust's distributor for review and filing with the appropriate regulatory authorities prior to the public release of any such sales literature, provided, however, that nothing herein shall be construed so as to create any obligation or duty on the part of the Manager to produce sales literature for the Trust (or any Fund). The Trust agrees to cause its distributor to promptly review all such sales literature to ensure compliance with relevant requirements, to promptly advise Manager of any deficiencies contained in such sales literature, to promptly file complying sales literature with the relevant authorities, and to cause such sales literature to be distributed to prospective investors in the Trust.

         14. A copy of the Agreement and Declaration of Trust of the Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Trust as Trustees and not individually and that the obligations of this instrument are not binding upon any of the Trustees, or any of the officers, employees, agents or shareholders of the Trust individually but are binding only upon the assets and property of the Trust. Notice is also hereby given that the obligations pursuant to this instrument of a particular Fund and of the Trust with respect to that particular Fund shall be limited solely to the assets of that particular Fund.

         15. This Contract shall be construed in accordance with and governed by the laws of the Commonwealth of Pennsylvania.

         16. This Contract will become binding on the parties hereto upon their execution of the attached exhibits to this Contract.

                                                  EXHIBIT A
                                                    to the
                                             Management Contract

                                         Blanchard Global Growth Fund
                                        Blanchard Flexible Income Fund
                                        Blanchard Short-Term Bond Fund
                                    Blanchard Flexible Tax-Free Bond Fund
                                        Blanchard Growth & Income Fund

         For all services rendered by Manager hereunder, the above-named Funds of the Trust shall pay to Manager and Manager agrees to accept as full compensation for all services rendered hereunder, an annual management fee equal to the following percentage ("the applicable percentage") of the average daily net assets of each Fund


Name of Fund                                 Percentage of Net Assets
Blanchard Global Growth Fund                 1% of the first $150 million
                                             of average  daily net
                                             assets,  .875% of the
                                             Fund's  average daily
                                             net  assets in excess
                                             of $150  million  but
                                             not  exceeding   $300
                                             million  and  .75% of
                                             the  Fund's   average
                                             daily  net  assets in
                                             excess     of    $300
                                             million.
Blanchard Flexible Income Fund               .75%
Blanchard Growth & Income Fund               1.10% of the Fund's average
                                             daily net assets, .40% of
                                             which, which would otherwise
                                             be received by Manager and
                                             paid to the Chase Manhattan
                                             Bank, N.A. ("Chase") for
                                             portfolio advisory services,
                                             shall be paid to Chase
                                             directly by the Fund under a
                                             separate investment advisory
                                             agreement between Chase and
                                             the Fund.
Blanchard Short-Term Bond Fund               .75%
Blanchard Flexible Tax-Free                  .75%
Bond Fund

         The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of the applicable percentage applied to the daily net assets of the Fund.

         The advisory fee so accrued shall be paid to Manager daily except for the Blanchard Growth & Income Fund which shall be paid to Manager monthly.


         Witness the execution hereof this 28th day of November, 1997.



Attest:                                    Virtus Capital Management, Inc.


________________________                   By: ___________________________
      Secretary                                  Executive Vice President



Attest:                                    Blanchard Funds


________________________                   By: ____________________________
   Assistant Secretary                                 Vice President

                                                  EXHIBIT B
                                                    to the
                                             Management Contract

                                        BLANCHARD GROWTH & INCOME FUND

         The Trust shall pay to Manager, on behalf of the Fund, monthly compensation at the annual rate of 1.10% of the Fund's average daily net assets,
 .40% of which, which would otherwise be received by Manager and paid to The Chase Manhattan Bank, N.A.("Chase") for portfolio advisory services, shall be paid to Chase directly by the Growth & Income Portfolio, under a separate investment advisory agreement between Chase and the Growth & Income Portfolio.

         The portion of the fee based upon the average daily net assets of the Funds shall be accrued daily at the rate of 1/365th of the applicable percentage applied to the daily net assets of each Fund.

         Witness the due execution hereof this 28th day of November, 1997.



Attest:                                     Virtus Capital Management, Inc.



                                                     By:
         Assistant Secretary                Senior Vice President



Attest:                                              Blanchard Funds



                                               By:
         Assistant Secretary                         Vice President

                                                  EXHIBIT C
                                                    to the
                                             Management Contract

                                       Blanchard Asset Allocation Fund

         For all services rendered by manager hereunder, the above-named Fund of the Trust shall pay to Manager and Manager agrees to accept as full compensation for all services rendered hereunder, an annual management fee equal to 1% of the average daily net assets of the Fund.

         The portion of the fee based upon the average net assets of the Fund shall be accrued daily at the rate of 1/365th of 1% applied to the daily net assets of the Fund.

         The management fee so accrued shall be paid to Manager monthly.

         Witness the due execution hereof this November 28, 1997.


Attest:                                  Virtus Capital Management, Inc.



________________________                 By: ____________________________
Secretary                                         Senior Vice President



Attest:                                  Blanchard Fund



________________________                 By: ____________________________
Assistant Secretary                               Vice President






PAGE 3

                               A Discussion With
                               Your Fund Manager

                   [Photo of Judith A. Warners appears here]

   JUDITH A. WARNERS IS PORTFOLIO MANAGER OF KEYSTONE GROWTH AND INCOME FUND (S-1). A MEMBER OF THE SECURITY ANALYSTS SOCIETY, MS. WARNERS HAS MORE THAN 17 YEARS OF INVESTMENT MANAGEMENT EXPERIENCE. SHE HOLDS A BA FROM CURRY COLLEGE AND AN MBA FROM BABSON COLLEGE. SHE IS A MEMBER OF THE KEYSTONE GROWTH AND INCOME TEAM.

Q WHAT WAS THE ENVIRONMENT LIKE DURING THE YEAR THAT ENDED ON AUGUST 31?

A Basically, it was an environment that favored large cap stocks. In fact, while the overall market indices recorded very substantial increases over the 12 months, much of that was due to the performance of the largest 50 stocks. We started the fiscal year with a very supportive environment of strong economic growth and rising corporate profits. Early in 1997, however, investors became concerned that the growth might become too strong, and that inflation could return. The fear was that this could cause an increase in interest rates, which eventually would cut into corporate profits. The Federal Reserve Board did raise short-term rates once in late March. The anticipation and reaction to this one-time tightening of the money supply caused a sharp correction in March and early April. However, as evidence grew at the end of the first quarter that growth was slowing down and inflation did not appear to be a problem, the stock market took off again, with a very strong rally from mid-April through July. In fact, the Standard & Poors 500 Index rose 7% in July 1997 alone. Things started cooling a little bit in August, as some blue chip companies, most notably Gillette Co. and Coca-Cola Co., warned of earnings that will be disappointing to Wall Street. However, if you look at the period from August 31, 1996 through August 31, 1997, you would have to say generally that large capitalization, industry-leading companies with national and international franchises were the big winners in stock performance.

Q HOW DID YOU MANAGE THE FUND IN THIS ENVIRONMENT?

A We concentrated, and even increased our holdings, in the high quality, growth companies that have consistently been the core of our portfolio. If you look at our major investments, you will see names like General Electric Co., Microsoft Corp., IBM Corp., and Bristol-Myers Squibb Co. These are quality companies, with histories of demonstrable earnings growth, strong managements, and visible name brands. These blue chip companies consistently have made up 65% or more of the portfolio, and they have been an excellent investment over the past two years. This summer, we have increased somewhat our holdings in mid-cap companies that also have histories of earnings growth, strong managements,

PAGE 4
KEYSTONE GROWTH AND INCOME FUND (S-1)

TOP 10 STOCK HOLDINGS

AUGUST 31, 1997

                                                      % OF
COMPANY                                            NET ASSETS
General Electric Co.                                   3.3%
Microsoft Corp.                                        2.1%
International Business Machines Corp.                  2.1%
Bristol-Myers Squibb Co.                               2.0%
Merck & Co., Inc.                                      1.8%
SLM Holding Corp.                                      1.7%
American Home Products Corp.                           1.7%
Exxon Corp.                                            1.7%
Procter & Gamble Co.                                   1.6%
Intel Corp.                                            1.5%

and leadership positions in their industries. We have added to our positions in companies such as HBO & Co.; Kohl's Corp., a mid-western retailer; and Falcon Drilling, a company involved in offshore energy exploration. We believe that as the market broadens out and investors start looking for more growth niche stocks, these companies have the potential to do very well. In fact, we have started to see some evidence of a possible broadening out of market leadership in late summer. These mid-cap stocks, however, are not expected to account for more than 20-to-25% of the portfolio. The fund has been and will remain a blue chip-oriented fund.

Q IN THE LAST REPORT, YOU DISCUSSED AN EMPHASIS ON INTEREST-RATE SENSITIVE STOCKS, SUCH AS BANKS AND REAL ESTATE INVESTMENT TRUSTS. DO YOU STILL EMPHASIZE THIS AREA?

A We remain heavily weighted in interest-rate sensitive stocks. While we continue to have a heavy emphasis in real estate investment trusts, or REITs, we have cut back there a little bit primarily because that area was such a strong performer in 1996 and early 1997 that we decided to take some profits. We probably have increased our overall emphasis in the finance sector, including banks, insurance and security industries. However, we have taken some profits from the very big bank stocks, and redeployed into some mid-cap banking stocks. This is an area in the market that is benefiting from industry consolidation. Among the names we have added are First Commerce Corp., First American Corp., and Mellon Bank Corp. As long as the economy is moving along well and interest rates and inflation are stable, the finance sector is a good place to be.

Q IN WHAT OTHER AREAS DO YOU HAVE AN EMPHASIS?

A We have remained committed to the general pharmaceutical area, consistent with that industry's weighting in the S&P 500. In the drug area, we tend to own top-line growth companies with a consistent flow of new products to keep revenues growing. We hold positions in companies such as Bristol-Myers Squibb Co., Merck & Co., Inc., and American Home Products Corp. We are overweighted in telecommunications, which we believe has tremendous market opportunities. We own more integrated companies, such as Worldcom Inc., a leading Internet access provider company; equipment companies such as Northern Telecom Ltd.; and Cisco Systems, Inc., a systems router for telecommunications carriers. Other telecommunications-related holdings include Motorola Inc., GTE Corp, Loral Space and Communications, Ltd., and Iridium World Communications. The last two companies are involved in satellite communications.

TOP 5 INDUSTRIES

AUGUST 31, 1997

                                                      % OF
INDUSTRY                                           NET ASSETS
Healthcare Products & Services                        10.8%
Finance & Insurance                                   10.8%
Banks                                                  8.3%
Oil                                                    6.6%
Telecommunications Services & Equipment                6.4%

Q WHAT IS YOUR OUTLOOK?

A We continue to feel we are in a growth environment, with interest rates trending downward and inflation still under control. We are watching closely for signs of any pickup in inflation, but up until now productivity enhancements have offset any potential inflationary pressures. In this environment, we remain flexible, with a major commitment to the large cap stocks that have been market leaders, but with an eye to see if market movement toward mid-cap stocks becomes a sustained trend.

                             [Graphic appears here]

          THIS COLUMN IS INTENDED TO ANSWER QUESTIONS ABOUT YOUR FUND.
        IF YOU HAVE A QUESTION YOU WOULD LIKE ANSWERED, PLEASE WRITE TO:
                  EVERGREEN KEYSTONE INVESTMENT SERVICES, INC.
                        ATTN: SHAREHOLDER COMMUNICATIONS
                      201 SOUTH COLLEGE STREET, SUITE 400
                           CHARLOTTE, N.C. 28288-1195

PAGE 6
KEYSTONE GROWTH AND INCOME FUND (S-1)

                            Growth of an Investment

[Graph appears below with the following information:]

Growth of an investment in
Keystone Growth and Income Fund (S-1)
(In Thousands)  August 31, 1987 through August 31, 1997

          Initial Investment       Dividend Reinvestment

8/87           $10,000.00               $10,000.00
8/88           $ 6,952.00               $ 7,545.00
8/89           $ 9,119.00               $10,185.00
8/90           $ 8,432.00               $ 9,721.00
8/91           $ 9,225.00               $12,133.00
8/92           $ 8,509.00               $12,179.00
8/93           $ 9,335.00               $13,922.00
8/94           $ 8,524.00               $13,822.00
8/95           $ 8,439.00               $14,739.00
8/96           $ 9,199.00               $18,463.00
8/97           $10,940.00               $24,879.00


[Line Graph appears below with the following information:]

             Fund           CPI           S&P 500

8/87      $10,000.00     $10,000.00     $10,000.00
8/88      $ 7,545.00     $10,402.00     $ 8,218.00
8/89      $10,185.00     $10,891.00     $11,262.00
8/90      $ 9,721.00     $11,502.00     $10,237.00
8/91      $12,133.00     $11,939.00     $12,985.00
8/92      $12,179.00     $12,315.00     $14,013.00
8/93      $13,922.00     $12,655.00     $16,140.00
8/94      $13,822.00     $13,021.00     $17,019.00
8/95      $15,739.00     $13,363.00     $20,663.00
8/96      $18,463.00     $13,747.00     $24,531.00
8/97      $24,879.00     $14,052.00     $34,496.00


  The cumulative and average annual total returns with sales charge calculations reflect the deduction of the 3% contingent deferred sales charge (CDSC) for those investors who sold Fund shares after one calendar year. Investors who retained their investment earned the returns in the lines marked "w/o sales charge."
  The investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Past performance is no guarantee of future results.
  You may exchange your shares for another Keystone Classic fund by phone or in writing. The Fund reserves the right to change or terminate the exchange offer.

HISTORICAL RECORD
CUMULATIVE TOTAL RETURN
1 year w/o sales charge                             34.76%
1 year w/ sales charge                              31.76%
5 years                                            104.28%
10 years                                           148.79%

AVERAGE ANNUAL TOTAL RETURN
1 year w/o sales charge                             34.76%
1 year w/ sales charge                              31.76%
5 years                                             15.36%
10 years                                             9.54%

                       STATEMENT OF ADDITIONAL INFORMATION

                          Acquisition of the Assets of

                         BLANCHARD GROWTH & INCOME FUND

                                   a Series of

                                 BLANCHARD FUNDS
                            Federated Investors Tower
                       Pittsburgh, Pennsylvania 15222-3779
                                 (800) 829-3863

                        By and In Exchange For Shares of

                      KESYTONE GROWTH AND INCOME FUND (S-1)
                                   a Series of
                             EVERGREEN EQUITY TRUST
                               200 Berkeley Street
                          Boston, Massachusetts  02116
                                 (800) 343-2898

         This Statement of Additional Information, relating specifically to the proposed transfer of the assets and liabilities of Blanchard Growth & Income Fund ("Growth & Income"), a series of Blanchard Funds, to Keystone Growth and Income Fund (S-1) ("Keystone Growth and Income"), in exchange for Class A shares of beneficial interest, $.001 par value per share, of Keystone Growth and Income, consists of this cover page and the following described documents, each of which is attached hereto and incorporated by reference herein:

         (1) The Statement of Additional Information of Keystone Growth and Income dated December __, 1997; (To be filed by amendment)

         (2) The Statement of Additional Information of Growth & Income dated February 28, 1997; (To be filed by amendment)

         (3) Annual Report of Growth & Income for the year ended October 31, 1997; (To be filed by amendment) and

         (4) Annual Report of Keystone Growth and Income for the period ended August 31, 1997; (To be filed by amendment)

         This Statement of Additional Information, which is not a prospectus, supplements, and should be read in conjunction with, the Prospectus/Proxy Statement of Keystone Growth and

Income and Growth & Income dated January 5, 1998. A copy of the Prospectus/Proxy Statement may be obtained without charge by calling or writing to Keystone Growth and Income or Growth & Income at the telephone numbers or addresses set forth above.

         The date of this  Statement  of  Additional  Information  is January 5,
1998.

                                     KEYSTONE GROWTH AND INCOME FUND (S-1)

                                                    PART C

                                               OTHER INFORMATION


Item 15.          Indemnification.

         The response to this item is incorporated by reference to "Liability and Indemnification of Trustees" under the caption "Comparative Information on Shareholders' Rights" in Part A of this Registration Statement.

Item 16.          Exhibits:

1. Declaration of Trust. Incorporated by reference to Evergreen Equity Trust's Registration Statement on Form N-1A filed on October 8, 1997 - Registration No. 333-37453 ("Form N-1A Registration Statement").

2. Bylaws. Incorporated by reference to the Form N-1A Registration Statement.

3. Not applicable.

4. Agreement and Plan of Reorganization. Exhibit A to Prospectus contained in Part A of this Registration Statement.

5. Declaration of Trust of Evergreen Equity Trust Articles II., III.(6)(c), IV.(3), IV.(8), V., VI., VII. and VIII. and By-Laws Articles II., III and VIII.

6(a).  Form  of  Investment   Advisory  Agreement  between  Keystone  Investment
Management Company and Evergreen Equity Trust. Incorporated by reference to the Form N-1A Registration Statement.

6(b).           Form of Interim Management Contract.  Exhibit B to
Prospectus contained in Part A of this Registration Statement.

7(a). Principal Underwriting Agreement between Evergreen Distributor, Inc. and Evergreen Equity Trust. Incorporated by reference to the Form N-1A Registration Statement.

7(b).  Form of Dealer  Agreement for Class A, Class B and Class C shares used by
Evergreen  Distributor,   Inc.  Incorporated  by  reference  to  the  Form  N-1A
Registration Statement.

8. Deferred Compensation Plan. Incorporated by reference to the Form N-1A Registration Statement.

9. Custody Agreement between State Street Bank and Trust Company and Evergreen Equity Trust. Incorporated by reference to the Form N-1A Registration Statement.

10(a). Rule 12b-1 Distribution Plan. Incorporated by reference to the Form N-1A Registration Statement.

10(b).          Multiple Class Plan.  Incorporated by reference to
the Form N-1A Registration Statement.

11. Opinion and consent of Sullivan & Worcester LLP. To be filed by amendment.

12. Tax opinion and consent of Sullivan & Worcester LLP. To be filed by amendment.

13. Not applicable.

14(a). Consent of KPMG Peat Marwick LLP. Filed herewith.

14(b). Consent of Deloitte & Touche LLP. To be filed by amendment.

15. Not applicable.

16. Powers of Attorney. Filed herewith.

17(a). Form of Proxy Card. Filed herewith.

17(b).          Registrant's Rule 24f-2 Declaration.  Incorporated by
reference to Registrant's Form N-1A Registration Statement -
Registration No. 2-10661.


Item 17.          Undertakings.

         (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus that is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

         (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

         (3) The undersigned Registrant agrees to file, by post-effective amendment, an opinion of counsel or copy of an Internal Revenue Service ruling supporting the tax consequences of the proposed Reorganization within a reasonable time after receipt of such opinion or ruling.

                                                  SIGNATURES

         As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of New York and State of New York, on the 2nd day of December, 1997.

                                       KEYSTONE GROWTH AND INCOME
                                       FUND (S-1)

                                       By:      /s/ John J. Pileggi
                                                ----------------------
                                                Name:  John J. Pileggi
                                                Title: President

         As required by the Securities Act of 1933, the following persons have signed this Registration Statement in the capacities indicated on the 2nd day of December, 1997.

Signatures                                                    Title
----------                                                    -----

/s/John J. Pileggi                                            President and
------------------                                            Treasurer
John J. Pileggi

/s/Laurence B. Ashkin*                                        Trustee
---------------------
Laurence B. Ashkin

/s/Charles A. Austin III*                                     Trustee
-------------------------
Charles A. Austin III

/s/K. Dun Gifford*                                            Trustee
-----------------
K. Dun Gifford

/s/James S. Howell*                                           Trustee
------------------
James S. Howell

/s/Leroy Keith, Jr.*                                          Trustee
-------------------
Leroy Keith, Jr.

/s/Gerald M. McDonnell*                                       Trustee
----------------------
Gerald M. McDonnell

/s/Thomas L. McVerry*                                         Trustee
--------------------
Thomas L. McVerry

/s/William Walt Pettit*                                       Trustee
---------------------
William Walt Pettit

/s/David M. Richardson*                                       Trustee
----------------------
David M. Richardson

/s/Russell A. Salton III*                                     Trustee
-------------------------
Russell A. Salton III

/s/Michael S. Scofield*                                       Trustee
----------------------
Michael S. Scofield

/s/Richard J. Shima*                                          Trustee
-------------------
Richard J. Shima

* By:             /s/Martin J. Wolin
                  ------------------
                  Martin J. Wolin
                  Attorney-in-Fact

         Martin J. Wolin, by signing his name hereto, does hereby sign this document on behalf of each of the above-named individuals pursuant to powers of attorney duly executed by such persons and included as Exhibit 16 to this Registration Statement.

                                               INDEX TO EXHIBITS

N-14
EXHIBIT NO.

14                Consent of KPMG Peat Marwick LLP
16                Powers of Attorney
17(a)             Form of Proxy
--------------------


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